SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2)

☐	Definitive Information Statement

HIGH END VENTURES, INC.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rule 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies: Common Stock

	2)	Aggregate number of securities to which transaction applies: 20,500,000

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $2.18 (Average of the close and bid on January 3, 2007)

	4)	Proposed maximum aggregate value of transaction: $44,690,000

	5)	Total fee paid: $4,781.83

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

HIGH END VENTURES, INC.

2610-1066 West Hastings Street

Vancouver, British Columbia

Canada V6E 3X2

Telephone: (604) 602-1717

NOTICE OF ACTION TAKEN WITHOUT A STOCKHOLDER MEETING

January 15, 2007

To the Stockholders of High End Ventures, Inc.:

The attached Information Statement is being delivered by High End Ventures, Inc. (the “Corporation”) in connection with the approval by the holders of a majority of our voting stock to (i) amend the Corporation’s articles of incorporation to change our name to “Electrolinks International Corp.” and (ii) to approve the execution of the Securities Exchange Agreement and Plan of Exchange that will cause us to acquire Electrolinks Corporation as a wholly owned subsidiary.

We anticipate that the amendment to our articles of incorporation will become effective and the agreement will close on or before February 6, 2007.

On October 23, 2006, the Corporation’s board of directors approved resolutions to file an amendment to our articles of incorporation and to approve the execution of the Securities Exchange Agreement and Plan of Exchange. The measures recited by the board of directors included a call for shareholders action to approve these resolutions.

On December 19, 2006, the holders of a majority of the outstanding shares of the Corporation’s common stock entitled to vote executed a written consent in accordance with the provisions set forth in Title 7, Article 107, Section 104 of the Colorado Revised Statutes and Article III, Section I of the Corporation’s bylaws that approved the amendment to our articles of incorporation and approved the execution of the Securities Exchange Agreement and Plan of Exchange.

This letter and the accompanying Information Statement are being distributed to you, our stockholders, in accordance with the requirements of Title 7, Article 107, Section 104, of the Colorado Revised Statutes and Section 14(c) of the Securities Exchange Act of 1934, as amended. This Information Statement describes the amendment to the Corporation’s articles of incorporation and the particulars of the Securities Exchange Agreement and Plan of Exchange.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

Thank you for your continued interest in and support of High End Ventures, Inc.

By Order of the Board of Directors

/s/ Thomas Foranzi

Thomas Forzani

Chief Executive Officer and Director

i

ii

HIGH END VENTURES, INC. INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

Unless we indicate otherwise or unless the context requires otherwise, all references in this Information Statement to “we,” “us,” “our,” or the “Corporation” are to High End Ventures, Inc., all references to “Electrolinks” are to Electrolinks Corporation, and all references to the “Agreement” mean the Securities Exchange Agreement and Plan of Exchange executed on October 23, 2006 by the Corporation and Electrolinks.

INTRODUCTION

This Information Statement is being mailed on or about January 15, 2007 to all stockholders of record of the Corporation as of the close of business on December 19, 2007, in connection with the adoption of an amendment to the Corporation’s articles of incorporation and approval of the Agreement. The Agreement is incorporated herein by reference to our Form 8-K filed on October 27, 2006.

On October 23, 2006, the Corporation’s board of directors approved resolutions to file an amendment to our articles of incorporation to change our name to “Electrolinks International Corp.” and to approve the execution of the Agreement that will cause us to acquire Electrolinks Corporation as a wholly owned subsidiary.

The amendment to our articles of incorporation and the Agreement were adopted by the written consent of the holders of a majority of the issued and outstanding shares of the Corporation’s common stock entitled to vote in accordance with the provisions set forth in Title 7, Article 107, Section 104 of the Colorado Revised Statutes and Article III, Section I of our bylaws. Our board of directors decided to obtain the written consent of holders of a majority of the outstanding common stock entitled to vote on the amendment to our articles of incorporation and the Agreement in order to eliminate the cost and delay involved in holding a special meeting of the Corporation’s stockholders.

The record date for purposes of determining the stockholders entitled to vote and to whom this Information Statement is to be sent is December 19, 2006. As of the record date, we had 15,925,500 shares of common stock issued and outstanding that was entitled to vote on the amendment to our articles of incorporation and to authorize the execution of the Agreement, with each share of common stock entitled to one vote. By written consent, the holders of 8,780,000 shares of the issued and outstanding common stock, representing approximately 55.1% of the votes entitled to be cast, approved the amendment to our articles of incorporation and the execution of the Agreement.

Pursuant to regulations promulgated under the Securities Exchange Act of 1934, as amended, the amendment to our articles of incorporation may not be effected and the Agreement may not be consummated until at least 20 calendar days after this Information Statement is sent or given to the Corporation’s stockholders. We anticipate that the amendment to our articles of incorporation will become effective and the Agreement will close on or before February 6, 2007.

There will not be a meeting of stockholders to approve the amendment to our articles of incorporation or the execution of the Agreement and none is required under Title 7, Article 107, Section 104 of the Colorado Revised Statutes since these actions have already been approved by the written consent of the holders of a majority of the outstanding shares of the Corporation’s voting common stock.

Title 7, Article 107, Section 104 of the Colorado Revised Statutes mandates that if a written consent is signed by less than the unanimous consent of all stockholders entitled to vote, the Corporation must give notice of the action taken to all stockholders who were entitled to vote on the consent action but who have not consented to the action. This Information Statement is intended to provide you with the required notice.

QUESTIONS AND ANSWERS

Q.     Why did I receive this Information Statement?

A.     Applicable laws require us to provide you with information pertaining to the following:

(i)	changing the Corporation’s name to “Electrolinks International Corp.”; and (ii) approving the Agreement to acquire Electrolinks as a wholly owned subsidiary.

Q.	Why does the Corporation wish to change its name to “Electrolinks International Corp.”?

A.

The Corporation proposed an amendment of our articles of incorporation to change our name to more accurately reflect the Corporation’s business focus in connection with the acquisition of Electrolinks.

Q.	Why does the Corporation wish to acquire Electrolinks?

A.

Since commencing operations as an exploration stage mineral exploration company, the Corporation has considered additional business opportunities that might bring value to our stockholders. We believe that Electrolinks is a suitable business opportunity.

Q.	When do you expect the amendment to become effective?

A.

The amendment to our articles of incorporation will become effective on filing with the Colorado Secretary of State. We expect to file the amendment with the Colorado Secretary of State as soon as is reasonably practicable on or after the twentieth (20th) day following the mailing of this Information Statement to our stockholders.

Q.	When do you expect the acquisition to be consummated?

A.

We expect to consummate the acquisition of Electrolinks as a wholly owned subsidiary with the closing of the Agreement on or after the twentieth (20th) day following the mailing of this Information Statement to our stockholders.

Q.	How will the acquisition be consummated?

A.

The Corporation will acquire 100% of the outstanding ownership or right to ownership of Electrolinks, in exchange for an aggregate of 20,500,000 shares of the Corporation’s common stock. The Corporation will issue the common stock to Electrolinks’ stockholders on a pro rata basis, entitling each stockholder to one half share of the Corporation’s common stock for each share of Electrolinks.

Q.	Will fractional shares be rounded up or will Electrolinks stockholders receive cash for fractional shares?

A.	Any fractional shares will be rounded up to the next whole share.

Q.	Why am I not being asked to vote?

A.

The holders of a majority of the issued and outstanding shares of common stock have already approved the amendment to our articles of incorporation and the execution of the Agreement pursuant to written consent in lieu of a stockholders meeting. Such approval, together with the approval of the Corporation’s board of directors, is sufficient under Colorado law, and no further approval by our stockholders is required.

Q.	What do I need to do now?

A.	Nothing. This Information Statement is purely for your information and does not require or request you to do anything.

                     Q: Does Colorado have dissenters' rights of appraisal?

                     A: Stockholders of Colorado domestic corporations that are owners of an acquiring corporation do not have dissenters' rights of appraisal under Colorado law.

                     Q: How can I obtain a copy of the Corporation's 10-KSB?

A:	A copy of the Corporation’s most recent fiscal year end report on Form 10-KSB, for the period ended September 30, 2006, may be obtained at no charge by sending a written request to the Corporation’s corporate address. The Form 10-KSB is also available on the Securities and Exchange Commission’s website at www.sec.gov.

Q.	Whom can I contact with questions?

A.	If you have any questions about any of the actions to be taken by the Corporation, please contact the Corporation’s secretary, Nadir Walji at (604) 602-1717.

SUMMARY TERM SHEET FOR THE APPROVAL OF THE AGREEMENT

This summary highlights selected information from this Information Statement related to the acquisition of Electrolinks and may not contain all of the information that is important to you. To understand the transaction fully, and for a more complete description of the terms of the acquisition, you should carefully read this entire Information Statement, including the Agreement incorporated herein by reference to our Form 8-K filed on October 27, 2006. We have included page references in this summary to direct you to the appropriate place in this Information Statement and the exhibits for a more complete description of the topics presented.

CONTACT INFORMATION

High End Ventures, Inc.

2610-1066 West Hastings Street

Vancouver, British Columbia

Canada V6E 3X2

Telephone: (604) 602-1717

Attn: Nadir Walji

Electrolinks Corporation

151 Bloor Street West, 4th Floor

Toronto, Ontario

Canada M5S 1S4

Tel.     (416) 924-0110 / (416) 850-8881

Fax. (416) 850-8882

Attn: Wayne Owens

BUSINESS CONDUCTED

High End Ventures, Inc. (page 18)

The Corporation is a Colorado corporation incorporated on January 19, 1999, with executive offices located in Vancouver, British Columbia. We are primarily engaged in exploration activities designed to identify economically viable deposits of precious metals. To date, we have only conducted initial exploration on our sole exploration property, the Don Mineral Claim, located approximately four miles north of the small town of Youbo, British Columbia and forty miles northwest of the city of Victoria in the Victoria Mining District, British Columbia Canada. We acquired a 100% interest in the Don Mineral Claim from Joseph H. Montgomery, PhD, P.ENG of Vancouver, British Columbia, on October 27, 2005. We executed of a letter of intent on September 21, 2006 to acquire Electrolinks. On October 23, 2006, the Corporation executed the Agreement to acquire Electrolinks as a wholly owned subsidiary.

Electrolinks Corporation (page 22)

Electrolinks is an Ontario corporation incorporated on March 24, 2004, pursuant to the Canada Business Corporations Act, with executive offices located in Toronto, Canada. Electrolinks is focused on “Smart Grid” applications for power utilities and building and delivering broadband services over any form of electrical infrastructure. Electrolinks offers solutions such as high-speed Internet, Voice over IP, and IP video to businesses and consumers in urban as well as rural areas at a fraction of the cost charged by traditional telecommunications carriers.

Electrolinks’ audit expressed substantial doubt as to Electrolinks’ ability to continue as a going concern as a result of (i) losses of approximately $1,442,000 and $513,000 for the periods ended December 31, 2005 and 2004, respectively, (ii) negative cash flows from operations for each of the periods ended December 31, 2005 and 2004, and (iii) a working capital deficiency of approximately $640,000 at December 31, 2005. Electrolinks’ future revenues are dependent on facilitating sales and providing support services for BPL products it sells to its customers. BPL being new and unproven technology, Electrolinks has expended considerable investment in proving the value of this technology to the utilities industry.

THE ACQUISITION (page 15)

The Corporation’s board of directors executed a resolution requiring that stockholders approve the execution of the Agreement between the Corporation and Electrolinks whereby the Corporation will acquire 100% of the outstanding ownership or right to ownership of Electrolinks. The stockholders approved the Agreement on December 19, 2006 and authorized the Corporation’s officers to close the transaction subject to the terms and conditions provided therein. The consummation of the Agreement will cause the Corporation to acquire Electrolinks as a wholly owned subsidiary. The acquisition of Electrolinks will shift the Corporation’s focus away from precious metals exploration towards “Smart Grid” applications for power utilities and delivering broadband services over any form of electrical infrastructure. We expect to be able to offer solutions such as high-speed Internet, Voice over IP, and IP video to businesses and consumers in urban as well as rural areas at a fraction of the cost charged by traditional telecommunications carriers.

TERMS OF THE TRANSACTION

The Agreement (page 16 and our Form 8-K filed on October 27, 2006)

Upon the terms and subject to the conditions of the Agreement, the Corporation will exchange an aggregate of 20,500,000 shares of the Corporation’s common stock for an aggregate of 41,000,000 shares of Electrolinks on a pro rata basis, entitling each stockholder of Electrolinks to one half share of the Corporation’s common stock for each whole share of Electrolinks.

Closing of the Transaction (page 16)

The closing of the Agreement will take place on or before February 6, 2007, at the offices of Electrolinks.

Conditions Precedent to the Transaction (page 16)

The closing of the Agreement depends on the satisfaction or waiver of a number of conditions, including following:

|X|	The Corporation’s board of directors will appoint three (3) persons nominated by Electrolinks to the Corporation’s board of directors at closing;

|X|	The Corporation will enter into a voting agreement with Balbir Ahluwalia prior to closing whereby Mr. Alhuwalia will agree to vote his shares of the Corporation in favor of two (2) persons nominated by the Corporation to the Corporation’s board of directors;

|X|	The Corporation will have entered into employment and non-compete agreements with key employees of Electrolinks prior to closing;

|X|	The Corporation will use its best commercial efforts to raise financing, or dedicate existing financing and/or resources, in the amount of $5,000,000, of which $750,000 has been advanced to date in the form of a loan, within one year of closing to fund research and development efforts, increase market and investor awareness of Electrolinks, build Electrolinks’ business’ marketing and product strategy, and increase brand and product awareness through video, digital, print and electronic media;

|X|	The Corporation will pay a finders fee in common stock of the Corporation equivalent to seven percent (7%) (1,435,000) of that number of common shares issued in the aggregate to the stockholders of Electrolinks to Valor Invest for introducing the parties; and

                               |X|                The Corporation will change its name to “Electrolinks International Corp.”

Representations and Warranties within the Transaction (page 16)

The Corporation and Electrolinks represent and warrant a number of conditions within the Agreement, including the following:

|X| both parties have the requisite authority to execute the Agreement;

|X| no party has any legal conflicts; and

|X| the Corporation and Electrolinks will go about their business in an ordinary fashion until the closing of the Agreement.

Interests of Our Executive Officer and Directors in the Transaction (page 16)

Our executive officer and directors may have interests in the acquisition that may be different from, or similar to, yours, including the following:

|X|	Thomas Forzani, chief executive officer and a director of the Corporation, owns 2,500,000 shares of the Corporation but will receive no additional shares on the close of the transaction and therefore has a similar interest to his fellow stockholders; and

|X|	Nadir Walji, the secretary/treasurer, principal accounting officer, and a director of the Corporation, owns no shares of the Corporation and will receive no shares on the close of the transaction.

Change of Control (page 17)

Following the close of the transaction, our present stockholders’ shares of common stock will be diluted by the issuance of 20,500,000 shares, which dilution will constitute a change of control since the Corporation’s current stockholders will retain approximately 43.7% of the issued and outstanding common shares after the issuance while the stockholders of Electrolinks will acquire approximately 56.3% of the Corporation’s issued and outstanding common shares. Additionally, the close of the transaction will cause the Corporation to appoint new officers and directors.

The Consideration Offered To Stockholders (page 17)

        There is no consideration being offered to stockholders.

The Reasons For Engaging In The Transaction (page 17)

The Corporation intends to consummate the Agreement to create value for our stockholders.

The Vote Required For Approval Of The Transaction (page 17)

Approval of the Agreement required the affirmative vote of the holders of a majority of the issued and outstanding shares of common stock. The record date for purposes of determining the stockholders entitled to vote was December 19, 2006. As of the record date, we had 15,925,500 shares of common stock issued and outstanding that was entitled to vote on the amendment to our articles of incorporation and the execution of the Agreement, with each share of common stock entitled to one vote. By written consent the holders of 8,780,000 shares of the issued and outstanding common stock, representing approximately 55.1% of the votes entitled to be cast, approved the amendment to our articles of incorporation and the execution of the Agreement.

Material Differences In The Rights Of Security Holders As A Result Of The Transaction (page 17)

There will be no material differences in the rights of security holders as a result of the acquisition.

Accounting Treatment Of The Transaction (page 17)

The acquisition will be accounted for as a reverse acquisition or recapitalization of the Corporation, in accordance with U.S. generally accepted accounting principles.

The Federal Income Tax Consequences Of The Transaction (page 17)

Our stockholders will not recognize gain or loss as a result of the Agreement since each will hold the same number of shares of our common stock after the exchange as they held before the exchange. The acquisition will not affect the adjusted bases and holding periods of the shares of our common stock held by the Corporation’s stockholders.

In addition, neither the Corporation nor Electrolinks will recognize any gain or loss as a result of the acquisition as the valuation of Electrolinks’ shares will be deemed equivalent to the valuation of the Corporation’s shares. Therefore, the Corporation’s acquisition of Electrolinks will be deemed by the parties to be tax free.

REGULATORY APPROVALS (page 18)

No material federal or state regulatory requirements must be complied with or approvals obtained in connection with this transaction.

REPORTS, OPINIONS, APPRAISALS (page 18)

We have not included any reports, opinions, or appraisals.

PAST CONTRACTS, TRANSACTIONS OR NEGOTIATIONS

Don Mineral Claim

We acquired a 100% undivided right, title and interest in and to a mineral claim #522106 (the Don Claim) comprised of 25 units (1,167 acres) located four miles north of Youbo, British Columbia, and forty miles northwest of the city of Victoria in the Victoria Mining District, British Columbia. In order to acquire the claim, we paid $5,000 and 600,000 restricted shares of our common stock to Joseph Montgomery, the vendor of the claim, in an arm’s length transaction.

PRO FORMA FINANCIAL DATA

The following is a summary of unaudited, pro forma, financial data as of and for the periods ended September 30, 2006, for the Corporation and Electrolinks. The pro forma financial data is based on pro forma financial data attached hereto. The pro forma balance sheet and statement of operations data are presented as if the acquisition of Electrolinks by the Corporation had occurred on September 30, 2006. The pro forma financial data is presented for informational purposes and is not necessarily indicative of either the future results of operations or the results of operations that would have occurred if the acquisition had been consummated on any date. You should read the following pro forma financial data along with other financial information contained elsewhere in this information statement.

                              THE ELECTROLINKS CORPORATION AND HIGH END VENTURES, INC.
                                  Unaudited Pro Forma Consolidating Balance Sheet
     -----------------------------------------------------------------------------------------------------------
                                                         Electrolinks      High End Ventures,      Pro Forma
                                                          Corporation             Inc.
                                                        9 Months Ended         Year Ended
                                                      September 30, 2006   September 30, 2006    Consolidated
     ===== ==== ===================================== ==================== ==================== ================
                         ASSETS
     Current Assets:
           Cash                                                  $ 65,334             $ 13,976          $79,310
           Accounts Receivable                                      7,183                    -            7,183
           Prepaid expenses and deposits                           28,555                    -           28,555
                                                      -------------------- -------------------- ----------------
                Total Current Assets                              101,072               13,976          115,048
                                                      -------------------- -------------------- ----------------

     Equipment, net                                               181,208                    -          181,208

           Deposits                                                14,861                    -           14,861
                                                      -------------------- -------------------- ----------------
                                                                 $297,141              $13,976         $311,117
                                                      ==================== ==================== ================
                       LIABILITIES
     Current Liabilities:
           Note payable                                          $353,548                    -         $353,548
           Accounts payable                                       251,871                    -          251,871
           Due to related party                                    94,199                    -           94,199
           Customer Deposit                                        89,790                                89,790
                                                      -------------------- -------------------- ----------------
                                                                           --------------------
                Total Current Liabilities                         789,408                    -          789,408
                                                      -------------------- -------------------- ----------------
                                                      -------------------- --------------------

     STOCKHOLDERS' EQUITY( DEFICIENCY)
           Common stock, no par value                           2,212,467              $15,850        2,228,317
           Additional Paid in Capital                                                   47,650           47,650
           Accumulated other comprehensive (loss)                (42,672)                    -         (42,672)
           Accumulated deficit                                (2,662,062)             (49,524)      (2,711,586)
                                                      -------------------- -------------------- ----------------

     Total Shareholders' Equity                                 (492,267)               13,976        (478,291)
                                                      -------------------- -------------------- ----------------
     Total                                                      $ 297,141              $13,976         $311,117
                                                      ==================== ==================== ================

                              THE ELECTROLINKS CORPORATION AND HIGH END VENTURES, INC.
                  Unaudited Pro Forma Consolidating Statement of Operations for the periods ended
     -----------------------------------------------------------------------------------------------------------
                                                         Electrolinks         High End           Pro Forma
                                                         Corporation       Ventures, Inc.      Consolidated
                                                                             Year Ended
                                                        9 Months Ended     September 30,
                                                      September 30, 2006        2006
     ===== ==== ===================================== =================== ================= ====================
     Sales                                                       $14,044                                $14,044
     Cost of Sales                                              (16,650)                               (16,650)
                                                      ------------------- ----------------- --------------------
     Gross Loss                                                  (2,606)                                (2,606)
                                                      ------------------- ----------------- --------------------

     Operating Expenses
           Exploration costs                                                       $17,000               17,000
           General and Administrative                            624,275            27,024              651,299
           Depreciation                                           48,453                                 48,453
                                                      ------------------- ----------------- --------------------
           Total Operating Expenses
                                                      ------------------- ----------------- --------------------

     Loss from operations before interest Expense              (675,334)          (44,024)              719,358

     Interest                                                   (31,918)                               (31,918)

     Net loss                                                  (707,252)          (44,024)            (751,276)
                                                      ------------------- ----------------- --------------------

     Accumulated deficit, beginning of period                (1,954,810)           (5,500)          (1,960,310)
                                                      ------------------- ----------------- --------------------
     Accumulated deficit earnings, end of period             (2,662,062)          (49,524)          (2,711,586)
                                                      =================== ================= ====================

RISK FACTORS

Our business, financial condition and results of operations could be adversely affected by any of the following risks, which could cause the trading price of our common stock to decline.

Risks Relating to the Acquisition of Electrolinks

The acquisition will result in dilution to our current stockholders’ voting power and ownership percentages.

The issuance of shares of our capital stock for the purpose of consummating the acquisition of Electrolinks will dilute the voting power and ownership percentage of our existing stockholders. We will issue a total of 20,500,000 shares of our common stock in the transaction, resulting in a dilution of approximately 56.3% to our current stockholders.

We may not realize the anticipated benefits from the acquisition which could cause our stock price to decline.

We may not achieve the benefits we are seeking from the acquisition. Electrolinks may not be successful in its efforts focused on “Smart Grid” applications for power utilities and delivering broadband services. As a result, our operations and financial results may be less rewarding than anticipated, which may cause the market price of our common stock to decline.

The acquisition of Electrolinks could decrease the value of your stock

Electrolinks is a start up company with a limited history of realizing revenue and a working capital deficit, about which Electrolinks’ auditors have expressed a going concern opinion. Additionally, Electrolinks expects losses in the future and its current assets are insufficient to conduct its minimum plan of operation over the next 12 months. Given these facts, the acquisition of Electrolinks could result in significant losses for the Corporation which could decrease the value of our stock.

Risks Relating to the Corporation after the Acquisition

We may not be successful in integrating the business operations of Electrolinks into our business operations after the acquisition, stifling growth and hindering the realization of a profit.

The acquisition involves the integration of companies that have previously operated independently. A successful integration of Electrolinks’ operations will depend on our ability to consolidate operations and to integrate Electrolinks’ management team with our own. If we are unable to do so, we may not realize the anticipated potential benefits of the acquisition, our business development could be stifled, and results of operations may not produce a profit. Difficulties could include the loss of key employees, the disruption of Electrolinks’ ongoing businesses, and possible inconsistencies in standards, controls, procedures and policies.

Need for additional financing

Revenue from Electrolinks’ operations are not sufficient to meet operating costs. Therefore, the Corporation will need to raise or find additional capital within the next twelve months to fund Electrolinks’ operations. However, there can be no assurance that required capital will be obtained on terms favorable to the Corporation or at all. Failure to obtain adequate capital could result in significant delays in the expansion of new services and market share and could even result in a substantial curtailment of existing operations and services.

We may be unable to manage the growth of our business which could negatively affect development, revenue, and fiscal independence.

We believe that if our post-acquisition growth plan is successful, our business has the potential to grow in size and complexity. If our management is unable to manage growth effectively, our business development may be slowed, our operating results may not show a profit, and we may not become financially independent from outside funding sources. Any new sustained growth would be expected to place a significant strain on our management systems and operational resources. We anticipate that new sustained growth, if any, will require us to recruit, hire and retain new managerial, finance and support personnel. We cannot be certain that we will be successful in recruiting, hiring or retaining such personnel. Our ability to compete effectively and to manage our future growth, if any, will depend on our ability to maintain and improve operational, financial, and management information systems on a timely basis and to expand, train, motivate and manage our work force. If we begin to grow, we cannot be certain that our personnel, systems, procedures, and controls will be adequate to support our operations.

Risks Related to Electrolinks’ Business

Electrolinks’ limited operating history; anticipated losses; uncertainly of future results

Electrolinks was organized in 2004, and has no operating history upon which an evaluation of its business and prospects can be based. Electrolinks’ prospects must be evaluated with a view to the risks encountered by a company in an early stage of development, particularly in light of the uncertainties relating to the acceptance of Electrolinks’ business model.

Electrolinks will be incurring costs to develop and market its BPL solutions, to establish marketing relationships, and to build an administrative organization. There can be no assurance that Electrolinks will be profitable on a quarterly or annual basis. In addition, as Electrolinks expands its business network and marketing operations it will likely need to increase its operating expenses, broaden its customer support capabilities, and increase its administrative resources. To the extent that such expenses are not subsequently followed by commensurate revenues, Electrolinks’ business, results of operations and financial condition will be materially adversely affected.

Unproven acceptance of Electrolinks’ services and/or products

Electrolinks is still in its development stage. As a result, it does not know with any certainty whether its services and/or products will be accepted within the business marketplace. If Electrolinks’ services and/or products prove to be unsuccessful within the marketplace, or if Electrolinks fails to attain market acceptance, it could materially adversely affect Electrolinks’ financial condition, operating results, and cash flows.

Unpredictability of future revenues; potential fluctuations in Electrolinks’ quarterly results

As a result of Electrolinks’ lack of operating history and the emerging nature of the market in which it competes, Electrolinks is unable to forecast its revenues accurately. Electrolinks’ current and future expense levels are based largely on its investment/operating plans and estimates of future revenue and are to a large extent based on Electrolinks’ own estimates. Sales and operating results generally depend on the volume of, timing of, and ability to obtain customers, orders for services received, and revenues there from generated. These are, by their nature, difficult at best to forecast.

Electrolinks may be unable to adjust spending in a timely manner to compensate for any unexpected revenue shortfall or delay. Accordingly, any significant shortfall or delay in revenue in relation to Electrolinks’ planned expenditures would have an immediate adverse affect on Electrolinks’ business, financial condition, and results of operations. Further, in response to changes in the competitive environment, Electrolinks may from time to time make certain pricing, service, or marketing decisions that could have a material adverse effect on Electrolinks’ business, financial condition, operating results, and cash flows.

Developing market; acceptance of the internet as a medium for commerce just now being proven

Electrolinks’ long-term viability is substantially dependent upon the continued widespread acceptance and use of the Internet as a medium for business commerce, in terms of the sales of both products and services to businesses and individuals. The use of the Internet as a means of business sales and commerce has only recently reached a point where many companies are making reasonable profits from their endeavours therein, and there can be no assurance that this trend will continue.

The Internet has experienced, and is expected to continue to experience, significant growth in the number of users and amount of traffic. There can be no assurance that the Internet infrastructure will continue to be able to support the demands placed on it by this continued growth. In addition, delays in the development or adoption of new standards and protocols to handle increased levels of Internet activity or increased governmental regulation could slow or stop the growth of the Internet as a viable medium for business commerce. Moreover, critical issues concerning the commercial use of the Internet (including security, reliability, accessibility and quality of service) remain unresolved and may adversely affect the growth of Internet use or the attractiveness of its use for business commerce.

The failure of the necessary infrastructure to further develop in a timely manner or the failure of the Internet to continue to develop rapidly as a valid medium for business would have a material adverse effect on Electrolinks’ business, financial condition, operating results, and cash flows.

Electrolinks’ business depends on the Internet

Online companies have experienced interruptions in their services as a result of outages and other delays occurring due to problems with the Internet network infrastructure, disruptions in Internet access provided by third-party providers or failure of third party providers to handle higher volumes of user traffic. If Internet usage grows, the Internet infrastructure or third-party service providers may be unable to support the increased demands which may result in a decline of performance, reliability or ability to access the Internet. If outages or delays frequently occur in the future, Internet usage, as well as usage of Electrolinks’ Internet Web-sites, could grow more slowly or decline.

Electrolinks’ business is subject to increased competition from established competitors

The BPL solutions market in which Electrolinks will operate is competitive. Many competitors have substantially greater, financial, technical, marketing, and distribution resources than Electrolinks.

In all its markets, Electrolinks competes against a number of companies of varying sizes and resources. There are an increasing number of competitive services and products offered by a growing number of companies. Increased competition in any service or product area may result in a loss of a client, reduction in sales revenue, or additional price competition, any of which could have a material adverse effect on Electrolinks’ operating results. In addition, existing competitors may continue to broaden their service and/or product lines and other potential competitors may enter or increase their presence in the IT solutions market, resulting in greater competition for Electrolinks.

Most of Electrolinks’ current and potential competitors have longer operating histories, greater name recognition, and significantly greater financial, marketing, and other resources than Electrolinks. In addition, competitors may be acquired by, receive investments from or enter into other commercial relationships with larger, well-established and well-financed companies as the use of the Internet and other online services increases. Many of Electrolinks’ competitors may be able to respond more quickly to changes in customer preferences/needs, devote greater resources to marketing and promotional campaigns, adopt more aggressive pricing policies and devote substantially more resources to Internet site and systems development than Electrolinks.

It is possible that new competitors or alliances among competitors may emerge and rapidly acquire market share. Increased competition may result in reduced operating margins and/or loss of market share, either of which could materially adversely affect Electrolinks’ business, results of operations and financial condition. There can be no assurance that Electrolinks will be able to compete successfully against current or future competitors or alliances of such competitors, or that competitive pressures faced by Electrolinks will not materially adversely affect its business, financial condition, operating results and cash flows.

Intellectual property rights are inherently vulnerable to infringement

As part of its confidentiality procedures, Electrolinks enters into nondisclosure and confidentiality agreements with its key employees, and any consultants and/or business partners and limits access to and distribution of its technology, documentation, and other proprietary information. Despite these efforts to protect any intellectual property rights it may have, unauthorized third parties, including competitors, may from time to time copy or reverse-engineer certain portions of Electrolinks’ technology and use such information to create competitive services and/or products. Further, it is possible that the scope, validity, and/or enforceability of Electrolinks’ intellectual property rights could be challenged by other parties, including competitors. The results of such challenges before administrative bodies or courts depend on many factors which cannot be accurately assessed at this time. Unfavorable decisions by such administrative bodies or courts could have a negative impact on Electrolinks’ intellectual property rights. Any such challenges, whether with or without merit, could be time consuming, result in costly litigation and diversion of resources, and cause service or product delays. If such events should occur, Electrolinks’ business, operating results and financial condition could be materially adversely affected.

In addition, the legal protection afforded by a registered trademark is limited. Despite Electrolinks’ efforts to protect proprietary rights, unauthorized parties may attempt to copy aspects of Electrolinks’ services or to obtain and use Electrolinks’ proprietary information. Litigation may be necessary to enforce Electrolinks’ intellectual property rights, to protect trade secrets and to determine the validity and scope of the proprietary rights of others. Such litigation could result in substantial costs and diversion of resources and could significantly harm Electrolinks’ business and operating results.

Dependence of licensed technology

Electrolinks may rely on certain technology licensed from third parties, and there can be no assurance that these third party technology licenses will be available to Electrolinks on acceptable commercial terms or at all.

Dependence on key personnel

Electrolinks’ performance and operating results are substantially dependent on the continued service and performance of its officers and directors. Electrolinks intends to hire additional technical, sales, and other personnel as they move forward with their business model. Competition for such personnel is intense, and there can be no assurance that Electrolinks can retain its key technical employees, or that it will be able to attract or retain highly qualified technical and managerial personnel in the future. The loss of the services of any of Electrolinks’ key employees or the inability to attract and retain the necessary technical, sales, and other personnel could have a material adverse effect upon Electrolinks’ business, financial condition, operating results, and cash flows. Electrolinks does not currently maintain “key man” insurance for any of its key employees.

Electrolinks growth is dependent upon the availability and successful hire of independent contractors.

Electrolinks’ continued growth and success depend to a significant extent on the successful hire of qualified independent contractors. Competition for highly-skilled business, product development, technical and other personnel is intense due to skill shortages and the variety of companies that offer equity incentives. Accordingly, Electrolinks expects to experience increased compensation costs to engage independent contractors which costs may not be offset by improved productivity or increased revenues. Further, there can be no assurances that Electrolinks will be successful in continuously recruiting the necessary independent contractors. Failure to obtain the right personnel to develop Electrolinks’ business model could have a material adverse effect on Electrolinks’ continued growth.

Electrolinks depends on the growth of its customer base and increased business from its current customers.

Electrolinks’ success is substantially dependent on the continued growth of Electrolinks’ customer base. If Electrolinks fails to increase its customer base, its business and operating results will be seriously harmed. Electrolinks’ ability to attract new customers will depend on a variety of factors, including the reliability, security, scalability and cost-effectiveness of Electrolinks’ gateway services, as well as Electrolinks’ ability to effectively market its services. If Electrolinks fails to generate repeat and expanded business from current customers, business and operating results will be seriously harmed.

Integration of Electrolinks’ services by large customers may be complex and customers could become dissatisfied if implementation proves difficult, costly or time consuming.

Electrolinks’ products must integrate with other existing computer systems used by Electrolinks’ customers. Integrating with other computer systems and software APIs can be complex, time consuming and expensive and can cause delays in the deployment of Electrolinks’ service for such customers. Customers could become dissatisfied with Electrolinks’ services if implementations prove to be difficult, costly or time consuming, and this could negatively impact Electrolinks’ ability to sell its services.

There can be no assurance that any new services Electrolinks introduces will achieve significant market acceptance or will generate significant revenue.

The market for Electrolinks’ services is characterized by rapid technological advances in hardware and software development, evolving standards in computer hardware and software technology and frequent new service introductions and enhancements. Service introductions and possible short life cycles for Electrolinks’ service offerings may necessitate high levels of expenditures for research and development. To obtain a competitive position, Electrolinks must enhance and improve existing services and continue to introduce new software and new versions of existing software that will satisfy increasingly sophisticated customer requirements and achieve market acceptance. Electrolinks’ inability or failure to successfully enhance and improve its services in a timely manner, and position and/or price Electrolinks’ services could have a material adverse effect on Electrolinks’ business, results of operations or financial position.

If Electrolinks were to experience delays in the commercialization and introduction of new or enhanced services and software, if customers were to experience significant problems with the implementation and installation of software, or if customers were dissatisfied with software functionality or performance, this could have a material adverse effect on Electrolinks’ business, results of operations and financial position.

FORWARD-LOOKING STATEMENTS

This Information Statement contains forward-looking statements. These statements relate to future events, future financial performance or projected business results and involve known and unknown risks and uncertainties. Actual results may differ materially from those expressed or implied by these statements. In some cases, you can identify forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will” or other similar words. The following list identifies some of the factors that could cause actual results to differ from those expressed or implied from the forward-looking statements:

|X|our anticipated financial performance and business plan;

|X|the sufficiency of existing capital resources;

|X|our ability to raise additional capital to fund cash requirements for future operations;

|X|uncertainties related to Electrolinks’ future business prospects;

|X|the ability of the Corporation to generate revenues to fund future operations;

|X|the volatility of the stock market; and

|X|general economic conditions.

The Corporation’s and Electrolinks’ forward-looking statements are based on their respective management’s beliefs and assumptions extracted from information available to management at the time the statements are made. Management cautions you that assumptions, beliefs, expectations, intentions and projections about future events may, and often do, vary materially from actual results. Therefore, actual results may differ materially from those expressed or implied by the forward-looking statements.

APPROVAL TO CHANGE THE CORPORATION’S NAME

On October 23, 2006, the Corporation’s board of directors approved an amendment to Article One of the Articles of Incorporation to change the name of the Corporation from “High End Ventures, Inc.” to “Electrolinks International Corp.” The directors also directed that the amendment be submitted for approval by the Corporation’s stockholders as required by Colorado Revised Statutes, Title 7, Article 110, Section 103. The stockholders approved the name change by written consent on December 19, 2006. The name change, as required by the Agreement, will better reflect the Corporation’s new business focus.

The name change will be effected by amending our articles of incorporation to delete Article I in its entirety, providing for a new Article I as follows:

“ARTICLE ONE. (NAME)

The name of the corporation is:                                 ELECTROLINKS INTERNATIONAL CORP".

The name change will become effective on or after February 6, 2007, subsequent to the filing of an amendment to the Corporation’s articles of incorporation with the Colorado Secretary of State.

APPROVAL OF THE SECURITIES EXCHANGE AGREEMENT

AND PLAN OF EXCHANGE

The Corporation’s board of directors executed a written consent authorizing and recommending that the stockholders approve the execution of the Agreement between the Corporation and Electrolinks whereby the Corporation will acquire 100% of the outstanding ownership or right to ownership of Electrolinks. The stockholders approved the execution of the Agreement on December 19, 2006 and authorized the Corporation’s officers to close the transaction subject to the terms and conditions provided therein. The consummation of the Agreement will cause the Corporation to acquire Electrolinks as a wholly owned subsidiary. The acquisition of Electrolinks will shift the Corporation’s focus from precious mineral exploration towards “Smart Grid” applications for power utilities and delivering broadband services over any form of electrical infrastructure. We intend to offer solutions such as high-speed Internet, Voice over IP, and IP video to businesses and consumers in urban as well as rural areas at a fraction of the cost charged by traditional telecommunications carriers.

FURTHER INFORMATION REGARDING THE APPROVAL

OF THE AGREEMENT

THE ACQUISITION

TERMS OF THE TRANSACTION

The Agreement

Upon the terms and subject to the conditions of the Agreement, dated October 23, 2006, the Corporation will exchange an aggregate of 20,500,000 shares of the Corporation’s common stock for an aggregate of 41,000,000 shares of Electrolinks common stock on a pro rata basis, entitling each shareholder of Electrolinks to one half share of the Corporation’s common stock for each whole share of Electrolinks.

Closing of the Transaction

The closing of the Agreement will take place on or before February 6, 2007, at the offices of Electrolinks.

Conditions Precedent to the Transaction

The closing of the Agreement depends on the satisfaction or waiver of a number of conditions, including conditions as follows:

|X|	The	Corporation’s board of directors will appoint three (3) persons nominated by Electrolinks to the Corporation’s board of directors at closing;

|X|	The	Corporation will enter into a voting agreement with Balbir Alhuwalia prior to closing whereby Mr. Alhuwalia will agree to vote his shares of the Corporation in favor of two (2) persons nominated by the Corporation to the Corporation’s board of directors;

|X|	The	Corporation will have entered into employment and non-compete agreements with key employees of Electrolinks prior to closing;

|X|	The	Corporation will use its best commercial efforts to raise financing, or to dedicate existing financing and/or resources, in the amount of $5,000,000 within one year of closing to fund research and development efforts, increase market and investor awareness of Electrolinks, build Electrolinks’ business’ marketing and product strategy, and increase brand and product awareness through video, digital, print and electronic media;

|X|	The	Corporation will pay a finders fee in common stock of the Corporation equivalent to seven percent (7%) of that number of common shares issued in the aggregate to the stockholders of Electrolinks to Valor Invest for introducing the parties; and

                             |X|                The Corporation will change its name to “Electrolinks International Corp.”

Representations and Warranties within the Transaction

The Corporation and Electrolinks represent and warrant a number of conditions within the Agreement, including the following:

                               |X|                both parties have the requisite authority to execute the agreements;

                               |X|                no party has any legal conflicts; and

| X|	the	Corporation and Electrolinks will go about their business in an ordinary fashion until the closing of the Agreement.

Interests of Our Executive Officer and Directors in the Transaction

Our executive officer and directors may have interests in the acquisition that may be different from, or similar to, yours, including the following:

|X|	Thomas Forzani, the President and a director of the Corporation, owns 2,500,000 shares of the Corporation but will receive no additional shares on the close of the transaction and therefore has a similar interest to his fellow stockholders; and

|X|	Nadir Walji, the secretary/treasurer, principal accounting officer, and a director of the Corporation, owns no shares of the Corporation and will receive no shares on the close of the transaction.

Change of Control

Following the close of the transaction, our present stockholders’ shares of common stock will be diluted by the issuance of 20,500,000 shares, which dilution will constitute a change of control since the Corporation’s current stockholders will retain approximately 43.7% of the issued and outstanding common shares after the issuance while the stockholders of Electrolinks will acquire approximately 56.3% of the Corporation’s issued and outstanding common shares. Additionally, the close of the transaction will cause the Corporation to appoint new officers and directors.

The Consideration Offered to Stockholders

        There is no consideration being offered to stockholders.

The Reasons for Engaging in the Transaction

The Corporation intends to consummate the Agreement to create value for our stockholders.

The Vote Required For Approval of the Transaction

Approval of the Agreement required the affirmative vote of the holders of a majority of the issued and outstanding shares of common stock. The record date for purposes of determining the stockholders entitled to vote was December 19, 2006. As of the record date, we had 15,925,500 shares of common stock issued and outstanding that was entitled to vote on the amendment to our articles of incorporation and to authorize the execution of the Agreement, with each share of common stock entitled to one vote. By written consent the holders of 8,780,000 shares of the issued and outstanding common stock, representing approximately 55.1% of the votes entitled to be cast, approved the amendment to our articles of incorporation and the execution of the Agreement.

Material Differences in the Rights of Security Holders as a Result Of the Transaction

There will be no material differences in the rights of security holders as a result of the acquisition.

Accounting Treatment of the Transaction

The acquisition will be accounted for as a reverse acquisition or recapitalization of the Corporation, in accordance with U.S. generally accepted accounting principles.

The Federal Income Tax Consequences of the Transaction

Our stockholders will not recognize gain or loss as a result of the Agreement because each will hold the same number of shares of our common stock after the exchange as they held before the exchange. The acquisition will not affect the adjusted bases and holding periods of the shares of our common stock held by the Corporation’s stockholders.

In addition, neither the Corporation nor Electrolinks will recognize any gain or loss as a result of the acquisition as the valuation of Electrolinks’ shares will be deemed equivalent to the valuation of the Corporation’s shares. Therefore, the Corporation’s acquisition of Electrolinks will be deemed by the parties to be tax free.

REGULATORY APPROVALS

No material federal or state regulatory requirements must be complied with or approvals obtained in connection with this transaction.

REPORTS, OPINIONS, APPRAISALS

We have not included any reports, opinions, or appraisals.

HIGH END VENTURES, INC.

DESCRIPTION OF BUSINESS

Corporate History

On October 27, 2005, we commenced our business of exploring for precious metals. To date, we have only conducted initial exploration on our sole exploration property, the Don Mineral Claim, located approximately four miles north of the small town of Youbo, British Columbia and forty miles northwest of the city of Victoria in the Victoria Mining District, British Columbia Canada. Our efforts to determine whether the Don Mineral Claim contains reserves of gold, molybdenum, and/or copper which are economically recoverable have not materialized. The recoverability of amounts from the claim is dependent upon the discovery of economically recoverable reserves, confirmation of necessary financing to satisfy the expenditure requirements under the claim agreement, and to complete the development of the claim and upon future profitable production or proceeds for the sale thereof. Even if we were to complete our exploration programs on the Don Mineral Claim and the programs were successful in identifying a mineral deposit, we would have to spend substantial funds on further drilling and engineering studies before we would know if we had a commercially viable mineral deposit.

As our early efforts have not proven any economically recoverable reserves, the Corporation has shifted focus and is now determined to enter into the Internet service sector with the acquisition of Electrolinks.

Employees

The Corporation is a development stage company and currently has no employees. Our executive officers devote as much time to the affairs of the Corporation as they deem necessary. Our management uses consultants, attorneys, and accountants to assist in the conduct of the Corporation’s business.

DESCRIPTION OF PROPERTY

The Corporation currently maintains limited office space for which we pay no rent. The address of the Corporation’s office is at 2310-1066 West Hastings Street, Vancouver, British Columbia, Canada V6E 3X2.

LEGAL PROCEEDINGS

The Corporation is currently not a party to any legal proceedings.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The Corporation’s common stock is quoted on the Over the Counter Bulletin Board, a service maintained by the National Association of Securities Dealer, Inc. under the symbol, “HEVE”. Trading in the common stock over-the-counter market has been limited and sporadic and the quotations set forth below are not necessarily indicative of actual market conditions. These prices reflect inter-dealer prices without retail mark-up, mark-down, or commission, and may not necessarily reflect actual transactions. As our stock began trading on September 28, 2006, the following table is limited to monthly high and low bid prices since that date:

--------------- ---------------------------------------- ----------------- ----------------
                                 ENDED                         HIGH              LOW
YEAR
--------------- ---------------------------------------- ----------------- ----------------
--------------- ---------------------------------------- ----------------- ----------------
     2006                     December 29                     $2.20             $2.18
--------------- ---------------------------------------- ----------------- ----------------
--------------- ---------------------------------------- ----------------- ----------------
     2006                     November 30                     $2.35             $1.90
--------------- ---------------------------------------- ----------------- ----------------
--------------- ---------------------------------------- ----------------- ----------------
     2006                     October 31                      $2.40             $1.05
--------------- ---------------------------------------- ----------------- ----------------
--------------- ---------------------------------------- ----------------- ----------------
     2006                    September 30                     $1.05             $1.01
--------------- ---------------------------------------- ----------------- ----------------

Common Stock

As of January 15, 2007, there were approximately 23 stockholders of record holding a total of 15,925,000 shares of common stock. The board of directors believes that the number of beneficial owners is substantially greater than the number of record holders because a portion of our outstanding common stock is held in broker “street names” for the benefit of individual investors. The holders of the common stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Holders of the common stock have no preemptive rights and no right to convert their common stock into any other securities. There are no redemption or sinking fund provisions applicable to the common stock.

Preferred Stock

The Corporation’s preferred stock may have such rights, preferences and designations and may be issued in such series as determined by the board of directors. No shares were issued and outstanding at January 15, 2007.

Dividends

The Corporation has not declared any cash dividends since inception and we do not anticipate paying any dividends in the foreseeable future. The payment of dividends is within the discretion of the board of directors and will depend on the Corporation’s earnings, capital requirements, financial condition, and other relevant factors. There are no restrictions that currently limit the Corporation’s ability to pay dividends on its common stock other than those generally imposed by applicable state law.

MANAGEMENT’S PLAN OF OPERATION

The following discussion and analysis of the Corporation’s financial condition and results of operations should be read in conjunction with the financial statements and accompanying notes and the other financial information appearing elsewhere in this information statement. Our fiscal year end is September 30.

The Corporation’s short term plan is to develop Electrolinks’ business. The Corporation’s long term plan is to expand Electrolinks’ business efforts.

Results of Operations

During the year ended September 30, 2006, we were involved in finalizing those agreements pertaining to the intended acquisition of Electrolinks as well as focusing upon efforts to determine whether the Don Mineral Claim contains economically viable mineral reserves.

The following Results of Operations are based on our annual financial statements prepared under US GAAP.

We expect to recognize revenues within the next twelve months of operation with the closing of the acquisition of Electrolinks. However, Electrolinks’ business may never produce net income.

Historically, the Corporation has not been able to generate sufficient cash flow from operations to sustain our business and we may never be able to generate sufficient cash flows to sustain operations. The Corporation’s business development strategy is prone to significant risks and uncertainties certain of which can have an immediate impact on our efforts to realize positive net cash flow and deter any future prospect of growth. The Corporation’s financial condition and results of operations have depended historically on debt and equity financing from related parties.

The Corporation believes that any expectation of achieving profitably in the near term will require the acquisition of Electrolinks and a significant increase in debt or equity to pursue Electrolinks’ business operations. However, the Corporation can offer no assurance that significant debt or equity funding will be available to the Corporation over the next twelve months. Should the Corporation fail to develop its new business focus over the next twelve months, ordinary expenses may compromise the Corporation’s ability to continue operations.

Losses

Net losses for the year ended September 30, 2006, increased to $44,024 from $5,500 for the year ended September 30, 2005. The increase in net losses over the comparative years can be primarily attributed to an increase in general and administrative expenses and to the realization of exploration costs. We did not generate any revenues during this period.

For the period from January 19, 1999 to September 30, 2006, the Corporation recorded an accumulated operating loss of $49,524. The Corporation’s losses during this period are primarily attributable to general and administrative expenses as well as exploration costs. General and administrative expenses include consulting fees, professional fees, and accounting costs.

We may continue to operate at a loss through fiscal 2007 due to the nature of Electrolinks’ operations and we cannot determine whether we will ever generate revenues from operations.

Expenses

General and administrative expenses for the year ended September 30, 2006, increased to $27,024 from $5,500 for year ended September 30, 2005. The increase in general and administrative expenses over the periods can be attributed to legal, consulting and accounting costs associated with the prospective transaction. The Corporation expects that general and administrative expenses will continue to increase as the Corporation expands its operations.

For the period from January 19, 1999 to September 30, 2006, the Corporation recorded general and administrative expenses totaling $32,524.

Exploration costs for the year ended September 30, 2006, totaled $17,000. There were no exploration costs in any other period.

There were no depreciation expenses for the period from January 19, 1999 to September 30, 2006.

Capital Expenditures

The Corporation spent no amounts on capital expenditures for the period from January 19, 1999 to September 30, 2006.

Income Tax Expense (Benefit)

The Corporation has an income tax benefit resulting from net operating losses to offset any future operating profit. However, the Corporation has not recorded this benefit in the financial statements as it may not meet the accounting criteria to do so.

Impact of Inflation

The Corporation believes that inflation has had a negligible effect on operations over the past three years. The Corporation believes that it can offset inflationary increases by improving operating efficiencies.

Liquidity and Capital Resources

The Corporation had current and total assets of $13,976 as of September 30, 2006, consisting of cash on hand. Net stockholders equity in the Corporation was $13,976 as of September 30, 2006.

The Corporation had a working capital surplus of $13,976 as of September 30, 2006

The Corporation believes that our current assets are not sufficient to conduct our plan of operation over the next twelve (12) months. Additional funding may not be available to the Corporation on acceptable terms or available at all. Our inability to obtain funding, as necessary, would stifle the development of our plan of operation.

The Corporation has no current plans for the purchase or sale of any plant or equipment.

The Corporation has no current plans to make any changes in the number of employees.

Critical Accounting Policies

In the notes to the audited consolidated financial statements for the year ended September 30, 2006 included in the Corporation’ Form 10-KSB, the Corporation discusses those accounting policies that are considered to be significant in determining the results of operations and its financial position. The Corporation believes that the accounting principles utilized by it conform to accounting principles generally accepted in the United States of America.

The preparation of financial statements requires management to make significant estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses. By their nature, these judgments are subject to an inherent degree of uncertainty. On an on-going basis, the Corporation evaluates its estimates. The Corporation bases its estimates on historical experience and other facts and circumstances that are believed to be reasonable, and the results form the basis for making judgments about the carrying value of assets and liabilities. The actual results may differ from these estimates under different assumptions or conditions.

Going Concern

The Corporation’s audit expressed doubt as to our ability to continue as a going concern as a result of reoccurring losses and a lack of revenue generating activities. The continuation of the Corporation’s operations is dependent upon the financial support of creditors and stockholders, obtaining short and long term financing, and achieving profitability. These conditions and dependencies raise doubt about our ability to continue as a going concern.

Management’s plan to address the Corporation’s ability to continue as a going concern, include acquiring Electrolinks and raising additional funds to capitalize the operations of Electrolinks in the form of debt or equity. The successful outcome of these activities cannot be determined at this time, and there is no assurance that, if achieved, the Corporation would then have sufficient funds to execute its intended business plan or generate positive operating results.

ELECTROLINKS CORPORATION

DESCRIPTION OF BUSINESS

Business

Electrolinks was incorporated under the Business Corporations Act (Ontario) by articles of incorporation dated March 23, 2004 and continued pursuant to the Canada Business Corporations Act by articles of continuance dated April 29, 2004. Electrolinks’ registered office and principal place of business is located at 151 Bloor St. West, Toronto, Ontario M5S 1S4; telephone number: (416) 850-8881; fax: (416) 850-8882; website: www.electrolinks.com.

Electrolinks is a “Full Service BPL-based Telecommunications Integrator” offering utilities with “Smart Grid” Broadband over Power Line (BPL) solutions. Electrolinks technologies allow monitoring and management of the distribution network from various places right down to the individual customer level. This is made possible through the use of Electrolinks technology providing real-time network management and broadband capabilities.

Among Electrolinks Broadband suite of services and solutions are: professional services, network integration and outsourcing, BPL business intelligence and network operations center (NOC) functions geared towards planning, design, implementation, and operations of Broadband over Power Line and hybrid networks.

Power lines have sufficient capacity to transmit data as well as power. In fact power lines have been used to carry data for many years using a rudimentary technology that allowed delivery of low-speed data over short distances. In recent years the technology has been refined to the point that it now supports the efficient transmission of high-speed data over very long distances.

BPL has distinct advantages over broadband technologies such as DSL and Cable in that it relies on the existing electrical infrastructure so deployment costs are low and it has greater bandwidth delivery potential. The industry appears to have reached a “tipping point” in that there is a clear momentum driving utilities, governments and the public to give the product a try.

In addition to the electrical utility applications, businesses, whether small or large, now require high speed Internet access. In response to the demand for this service, the major telephone and other associated companies have built large fibre optic networks that span North America and much of the world. Old buildings and existing residential subdivisions do not have modern fibre optic or other wiring which are able to give access to the high speed networks without the installation of new wiring, the cost of which is prohibitive. The distance between the end user located in the areas not now served by or able to access the high speed network is often called the “last mile” and until now there has been no effective technology for economically making this connection.

The ability to access the high speed network over electrical wiring would be a solution and for many years there has been ongoing research to use the electrical wiring for this purpose. This is called “broadband over powerlines” or BPL. A method for sending Internet and telephone data at high speeds over electrical lines and wiring over long and short distances has now been perfected.

Public utilities own and operate the power grid and can use electrical wiring for power line communications with minimal upgrade costs. Older buildings and facilities obtain the same benefits through the use of the electrical wiring already present in providing internal high speed Internet and telephone access.

Examples of Electrolinks’ solutions are the following:

o	Utilities with the last-mile solution allowing them to extend their fibre networks to residential and commercial customers over the electrical grid at low deployment costs.

o	Utilities with a means to deploy automated-meter reading services, to address the need for real-time data in order for them to manage energy consumption. The Ontario government has proposed that utilities should be proactive in controlling electrical consumption during peak hours to avoid blackouts.

o Broadband access technology (high-speed Internet, telephone/voice, movies-on-demand, video conferencing).

o Hydro utilities and service providers with the control and management of data on the BPL network.

o Consulting and training services to BPL clients.

o	Traditional telecom companies (such as Bell and Rogers) with the ability to access customers that could not previously be reached due to high deployment and support costs.

o	Hydro utilities with alternate revenue sources by offering their clients additional services such as high-speed Internet, voice and data, and smart home services (data-enabled appliances and automated meter reading).

o	Residential and commercial developers with a low cost alternative to enabling data communication for every electrical outlet within new and existing developments. BPL will provide the foundation for smart-home networking.

Smart Metering

Smart meters allow electricity users to choose to lower their electricity bills by shifting their usage to lower cost periods. Such activity by users is increasingly seen by policy makers as a key part of a plan for addressing the nation’s electricity needs. Additionally, when a smart meter is used, additional benefits in areas such as outage detection and restoration can be realized, making the meter a key component of a utility’s efforts to address blackouts and storm- related outages.

“Smart meters” are an advanced measurement and control technology that accurately measures how much electricity is used and when. They are a key technology for “peak management,” which provides the business case (justification) for their implementation. Smart metering technologies also provide advanced billing capabilities, outage notification, and can link meters to other conservation and electricity demand management programs. These benefits can also contribute to Government objectives to reduce emissions, keep energy prices competitive, and to encourage electronic trading.

The simplest form of smart metering is a display meter which allows consumers to monitor consumption in money terms rather than kWh. It can be combined with a keypad or smart card reader which could link to prepayment systems thereby potentially reducing costs and the higher tariffs currently offered to prepayment meter customers.

In Ontario, Canada, we will be concentrating on the Smart Meter reading applications in approaching Utilities. The market was opened up in Europe by the decision in Sweden to require monthly readings of all electricity meters from 2009, and it is worth noticing that many of the leading power utilities in the neighboring Nordic countries have voluntarily decided to introduce AMR on a large scale for its business benefits.

Business Relationships

Electrolinks is in the process of establishing a working relationship with several Canadian utilities that are committed to BPL.

BPL Products And Services

The following is a brief summary of Electrolinks’ products:

o	BPL Access Masters — These BPL network devices are similar to traditional network routers offered by CISCO, NORTEL and LUCENT. The BPL Access Master distributes the data signal over mid to low voltage lines (16KV to 100 volts). One BPL Access master can support up to 200 end users.

o	BPL Access Modems — These BPL network devices send/receive, interpret and encrypt data to and from the BPL network. A customer would use the modem between a BPL-enabled electrical outlet and its PC/laptop.

o	BPL Software — BPL is an application server that was designed to specifically work with BPL networks for network management, access and operations. In addition, BPL performs billing, invoicing, price plan development, and customer BPL management.

The BPL application is commercially ready for sales demonstration and production deployment. Electrolinks’ research and development and product marketing team are currently working on BPL MX (Multimedia) that is expected to handle all voice, video conferencing and video-on-demand applications. This software application provides a host of features to allow service providers (i.e. utilities) to collect, bill and manage real-time BPL data and users. Collection and management of automated-meter reading data on the BPL network will enable utilities to implement commercial and residential energy management programs, during peak hours to avoid blackouts. This is planned for completion in the fiscal fourth quarter of 2004.

Electrolinks’ also provides support, training and a subscriber portal. Electrolinks follows a best of breed support procedure to assist its clients. Electrolinks provides local technicians to resolve issues on the client site. To further expand the local coverage, Electrolinks has defined an outsourcing program to train third party technicians to handle issues on a per call basis.

Raw Materials

Electrolinks does not rely on any one or more raw materials or raw material suppliers for the normal course of business.

Customers

Electrolinks currently does not rely on one or a few customers to continue business nor does Electrolinks believe such a dependency will evolve in the future for Electrolinks. Current and potential customers include:

          o                    Electrical utility companies that require BPL for their own power network management.

o	General use applications such as multi-occupant residences, businesses, office buildings, schools and universities, to provide basic service or as a revenue generator for the building owner.

o	Hotels- for fast economically favourable rollout of Internet access offerings to guests as a revenue generator, at low capital cost.

          o                   Any Location world-wide with limited telecom infrastructure, through Satellite link.

Competition

Electrolinks faces competition primarily in two areas:

o Existing broadband/data/voice providers, such as Bell, Rogers and Primus.

o Emerging BPL providers.

o Wireless

Electrolinks has developed a number of integrated solutions for the targeted client markets, which will compete with existing communications solution providers. As such, there are a number of existing competitors in each of Electrolinks’ target markets.

ElectroLinks’ principal competitors in hardware manufacturing and providing solutions in the BPL equipment vendor space have significant shareholders (i.e., CON EDISON and CISCO) and have access to capital.

There are four major barriers to entering the growing demand for broadband:

o	BPL is a new broadband alternative making a debut in North America where equipment costs are slightly higher than traditional DSL equipment.

o	Misconceptions about BPL being an unreliable broadband alternative. This primarily has to do with the lack of current BPL knowledge and education. This is mainly because early BPL development in the 1980s was too costly and ineffective. Great strides have been made in advancing the technology as a commercially ready solution.

o	Utility alignment with BPL as an alternative telecommunication channel must align with existing and future CRTC telecommunication rulings.

o	Utilities have deep pockets to fund this technology; however, they are very conservative and risk-sensitive.

Marketability

The demand on the part of utilities to manage their network in real time in order to deliver a more reliable power supply cost effectively is becoming more and more critical. BPL offers the utilities the most efficient and cost effective way to manage their networks. Electrolinks is poised to take advantage of this tremendous business opportunity.

The supply of broadband Internet access has become a multi-billion dollar industry. Both home and business have a need and requirement for fast and dependable internet access for uses and applications which are increasing in number and type, such as “smart appliances”, “smart meter reading”, video-on- demand and internet telephony services. Power line systems can provide high speed access for rural (mid-voltage) and “in-building” (low-voltage) broadband distribution.

The high cost of installing wiring to use traditional telecommunication equipment has drastically slowed the growth of data communication access. Therefore, the Government of Canada has mandated that each province pursue a technology “reach” program. In Ontario and Alberta, the program is called SUPERBUILD; in British Columbia the program is call the DIGITAL DIVIDE. The objective of these programs is to provide broadband data communication access to rural and remote communities through economically viable technologies.

The Government of Canada has stated that the above objective and the following policy objectives of The Telecommunications Act must both be met:

          o                    Safeguard, enrich and strengthen the social and economical fabric of Canada and its regions

o	Render reliable and affordable telecommunications of high quality accessible to Canadians in both urban and rural areas.

For governments, a high speed data infrastructure is crucial for achieving socio-economic development goals. For instance, South Korea and Hong Kong, upon the introduction of broadband networks, found that telecommunication expenditure as a percentage of gross domestic product grew up to three times faster in the last ten years than the global average. Broadband can also facilitate the provision of public services, such as e-learning, telemedicine and e-government.

For telephone companies and utility providers, broadband offers a route to provide a new source of income if it could be provided by them to their customers. In South Korea, the average revenue per broadband user is up to seven times higher than for a narrowband user. Worldwide, the broadband market was estimated by Ernst & Young/Cap Gemini (2001) to be some US$22 billion in 2002.

The Government of Canada’s goal through ensuring universal broadband access is to stimulate economic growth in low or underdeveloped rural and urban communities. The cost challenge has until now remained the biggest hurdle.

For consumers, broadband makes possible a much wider and richer range of applications. Faster access to richer information and the “always-on” nature of broadband are an attraction for users. In a user survey in Japan, 70% of users reported that broadband had increased their usage of the internet. In Iceland, some 40 foreign television channels are broadcast over the broadband network, greatly increasing the choice of services available.

The need in Canada (as mandated by the federal government) is to reach 70% of Canadian communities that has meager telecom support today. By providing this communication enhancement at a reasonable cost, communities can greatly increase their economic vitality through the development, sustenance and retention of valuable human resources.

Public utilities are universally in need of new sources of revenue. The electrical power grids which they own, maintain and operate can now, with BPL, be used to provide high speed Internet access and telephone services. BPL is leading the way as an additional revenue source.

Target Markets

BPL uses the existing hydro lines to distribute both voice and data transmission. Traditional telecom systems (whether fibre or old style copper) can easily be integrated to power line communications, effectively extending the telecom system for distribution over the hydro grid. BPL is the first technology, combining:

o Broadband up and downstream capacity

o Existing power grid infrastructure.

o Smart Grids

o Utility Applications

o Integration into existing telecom carrier systems.

Through market segmentation, several power line communication client markets naturally emerge based on need:

o	Electrical utilities need to manage their network efficiently and possibly provide broadband services to residential and commercial customers;

o	Residential apartments, condominiums, businesses, hotels and convention centers’ need to provide more efficient and economic internet and VOIP services;

According to the research firm In-Stat/MDR, while it is expected that the connected community market will be approached more cautiously in the next several years, this does not necessitate a lack of growth in the market. Over the next five years, the percentage of connected “greenfield” (outlying rural community) homes built is expected to increase from 11% in 2002 to 61% in 2006. As a model for community development, the connected community concept will continue to have an increasingly dominant role in future “greenfield” developments.

The fundamental driving forces, which gave birth to the connected community concept in 1997, will continue to fuel its growth in future years. As in the past, growing use of broadband services in the home will drive the market. It will also be driven by the emergence of lower cost technologies for bundled service deployment, such as VDSL (very high-speed digital subscriber lines) and PON (passive optical networks, also known as FTTH (fiber-to-the-home)). Many developers have already realized the value that an advanced broadband service offering can bring to their development and it is these developers that will set the pace for others to compete against.

With the fast implementation and low BPL deployment costs, BPL is able to deliver community broadband:

o	To strengthen local economies – for example, by using multimedia web sites and on-line purchasing systems to sell products and services based on the community’s unique attributes and comparative advantages to regional, national and global markets.

o	To improve local health care – for example, by using video conferencing facilities that would allow local medical staff to diagnose illness and treat patients in real-time consultation with health care specialists.

o	To make new learning opportunities available – for example, through on-line video forums linking rural and remote schools from the different regions of Canada.

Based on the Statistics Canada 2002 Census Report almost 70% of the communities in Canada are un-served. In Canada, the BPL Community Access Solution helps to align with the Canadian Federal Broadband Program 2002 objectives as follows:

o	All Canadian communities should be linked to national broadband networks via high-capacity, scalable transport links capable of supporting an aggregate of 4.5 Mbps symmetrical service to each end user, as well as higher bandwidths to institutions.

o	Access to broadband in First Nation, Inuit, rural and remote communities should be available at a reasonably comparable price to that charged in more densely populated areas.

o	The local broadband access infrastructure should be extended to the community’s public facilities, including every public learning institution, public health care facility, public library and other designated public access point.

o	The local broadband access infrastructure should also be extended to local business and residential users, for example, by leveraging broadband infrastructure serving public facilities.

Through the use of dark fiber solutions and backbone like satellite broadband, to bring broadband signals to the remote communities, BPL solution delivers a true last mile, last meter distribution of the data channel to residential and commercial properties. Through the provisioning of broadband access to each community, BPL broadband to the education and health sectors aligns with the federal and provincial mandate to enable delivery of metropolitan education and health services to all Canadian communities.

The Government of Canada has estimated that educational infrastructure spending is currently $2.6 billion per year. The effectiveness of this spending must align with data technology that is reliable and scalable to bring educational and healthcare services to the 70% of communities in Canada which are unserved.

Globally, a growing number of hotels are deploying “in-building” networks that reach 100% of their guestrooms. New hotels are especially predominant in introducing this type of deployment, but older hotels are also considering 100% deployment models. Since 100% deployment is in the early stages, these are the naturally emerging hospitality models:

o Partial implementation (minimum 25-30% room rollout)

o Full implementation

In-Stat/MDR reported that by 2006 the market would approach US$286 million in annual equipment revenue. The largest contributor to this market, throughout the forecasted period, will be the North American market, specifically the United States. The strength of the U.S. market is based on:

o	The characteristics of the U.S. hotel market: there is a large base of hotels in the U.S., with a high percentage of these properties being appropriate for in-room broadband due to size, location, and clientele. In Asia, Europe, and South America, the base of candidate properties is smaller.

o	Size of the business traveler audience: Over 40% of worldwide business traveler trips occur within North America. As hotel broadband, at least over the next several years, will be driven by business travelers, the North American market will be the strongest region.

In North America, as demand for connectivity increases, hotels are recognizing that many guests are interested in broadband connectivity. Furthermore, as the market moves toward lower price points, and eventually an amenity service offering, and where other services are using the broadband network, it will be important for hotels to deliver a connection to every guestroom, while at the same time keeping broadband deployment and management costs low. BPL meets these business requirements by delivering quick enablement with zero room closure (meaning that a hotel considering broadband for its guests can implement it quickly, offering a valued service and earning new revenue within days).

Multi-Tenant Units/Condominium

The multi-tenant unit market is the largest of the three target markets, both in terms of service and equipment revenue. This market offers the greatest potential for marketing high value services and, as a result, affords the greatest potential for deployment of high-end, high-cost equipment.

A study conducted by Bell Canada revealed that, in Canada alone, approximately 35% of the population lives in buildings with more than four floors. BPL, as a “no new wires” solution, is attractive from a resource, cost and time to market perspective. The Yankee Group (2001) stated that over 860,000 residential buildings and apartment complexes in the United States, accounting for approximately 60% of all businesses in the U.S., are in multi-tenant unit facilities. Instat/MDR sited a projected growth of broadband equipment sales to be over US$558 million in 2005 (from the current US$184 million). Providing high-speed internet service through this equipment is projected to US$1.8 billion in 2005.

With the pricing of traditional multi-tenant unit and multi-dwelling unit telecom equipment and services being extremely high, there is a constant search for alternative networks that can deliver at or above the current service offerings and at a lower price point. The BPL solution can capitalize on its quick installation methodology and over time deliver multiple services over the existing electrical wiring such as high-speed internet, local and long-distance voice, video and security.

Working through the hydro utilities will allow Electrolinks to capitalize on this market since many of the multi-tenant unit and multi-dwelling unit clients reside on the utilities’ electrical grid.

Governmental and Environmental Regulation

Electrolinks is subject to regulation in the United States by the FCC. FCC rules permit the operation of unlicensed digital devices that radiate radio frequency (RF) emissions if the manufacturer complies with certain equipment authorization procedures, technical requirements, marketing restrictions and product labelling requirements. Differing technical requirements apply to “Class A” devices intended for use in commercial settings and more stringent standards apply to “Class B” devices intended for residential use. An independent, FCC-certified testing lab has verified that Electrolinks’ BPL product line complies with the FCC technical requirements for Class A and Class B digital devices. No further testing of these devices is required and same may be manufactured and marketed for commercial and residential use.

In Europe and other overseas markets, Electrolinks’ products are subject to safety and RF emissions regulations adopted by the European Union (EU) for Information Technology Equipment. In March 2005, Electrolinks received final Conformite Europeene (CE) certification, which is required for Electrolinks to freely market and sell its products within the EU. As a result of the certification, Electrolinks’ products that will be sold and installed in EU countries will bear the CE marking, a symbol that demonstrates that the product has met the EU’s regulatory standards and is approved for sale in the EU.

Future products designed by Electrolinks will require testing for compliance with FCC and CE regulations. Moreover, if in the future, the FCC or EU changes its technical requirements, further testing and/or modifications may be necessary.

Patents, Trademarks, Licenses, Franchises, Concessions, Royalty Agreements and Labor Contracts

Electrolinks currently has no patents, trademarks, licenses, franchises, concessions, royalty agreements or labor contracts.

Employees

During the period ended December 31, 2005, Electrolinks had ten (10) contract employees. In 2006, Electrolinks hired chief executive officer and president, Allan Sloan and chief financial officer Wayne Owens. In order for Electrolinks to attract and retain quality personnel, Electrolinks anticipates it will continue to offer competitive salaries to current and future employees. Electrolinks anticipates increasing its employment base to ten (10) to fifteen (15) employees during the next 12 months. As Electrolinks continues to expand, Electrolinks will incur additional costs for personnel. This projected increase in personnel is dependent upon Electrolinks generating revenues and obtaining sources of financing. There are no assurances Electrolinks will be successful in raising the funds required or generating revenues sufficient to fund the projected increase in the number of employees. Electrolinks also uses consultants, attorneys, and accountants as necessary.

DESCRIPTION OF PROPERTY

Electrolinks currently leases office space at 151 Bloor St. W. Toronto, Ontario M5S 1S4. Electrolinks currently occupies approximately 3,500 square feet of designated office space, designed to provide short term/temporary accommodation solution to emerging and growing businesses. The facility allows businesses to lease spaces on a project basis or short-term lease until a more permanent solution can be sought out. Electrolinks believes the ability to expand into these facilities as the business plan is executed, will be adequate for its current requirements.

Electrolinks’ future plans will likely require more permanent additional space as its business plan progresses. If, and when, this should occur, Electrolinks will look into expansion into target markets that will be able to financially support the additional office space and manpower required.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

There is no trading market for the securities of Electrolinks. There are approximately 150 shareholders holding 41,000,000 outstanding shares. Electrolinks has not paid dividends since its inception.

MANAGEMENT’S DISCUSSION AND ANALYSIS

The following discussion and analysis of Electrolinks’ financial condition and results of operations should be read in conjunction with the financial statements and accompanying notes and the other financial information appearing elsewhere in this Information Statement. Electrolinks’ fiscal year end is December 31.

Electrolinks has not been able to generate sufficient cash flow from revenues to fund operations and as a result has entered into a series of debt and equity transactions. Therefore, there can be no assurance that Electrolinks’ revenue will provide sufficient cash flows in the near term to sustain operations. Should Electrolinks be unable to generate sufficient revenues, it will seek financing through alternative sources, though there is no assurance that such efforts, if necessary, would be successful.

Electrolinks has a limited history of generating revenue that cannot be viewed as an indication of continued growth or a historical record of incurring losses. Should Electrolinks be unable to consistently generate revenue to the point where it can realize net cash flow, such failure will have an immediate impact on its ability to continue its business operations.

Business Strategy

Electrolinks is still in the business development stage and is yet to earn substantial revenues from operations. Electrolinks may experience fluctuations in operating results in future periods due to a variety of factors including, but not limited to, market acceptance of the Internet and power line communication technologies as a medium for customers to purchase Electrolinks’ products, Electrolinks’ ability to acquire and deliver high quality products at a price lower than currently available to consumers, Electrolinks’ ability to obtain additional financing in a timely manner on terms favorable to Electrolinks, Electrolinks’ ability to successfully attract customers at a steady rate and maintain customer satisfaction, Electrolinks promotions, branding and sales programs, the amount and timing of operating costs and capital expenditures relating to the expansion of Electrolinks’ business, operations and infrastructure and the implementation of marketing programs, key agreements and strategic alliances, the number of products offered by Electrolinks, the number of returns experienced by Electrolinks, and general economic conditions specific to the Internet, power-line communications, and the communications industry.

Given the unique nature of the BPL technology and its limited market penetration to date in North America, there is a need to establish a strong commercial presence and associated branding. As such, Electrolinks has established a multi-tiered market entry and growth plan incorporating the following key actions:

1. Establish an Initial BPL Foothold

It is critical to gain a commercial presence for BPL in North America and, in particular, a presence associated with Electrolinks. Currently, Electrolinks is leveraging several existing relationships in the hospitality market to deploy a commercial BPL installation (at minimum) in the next three months. In addition, Electrolinks is working with hydro utilities and native reservations to implement BPL as a demonstration technology.

2. Establish Electrolinks’ BPL Center of Excellence

A key element of Electrolinks’ strategy is to establish a North American BPL Center of Excellence. The Center of Excellence will focus on the following functions:

o Testing and qualifying facility for the North American use of BPL technology.

o Demonstration lab for the presentation of BPL to customers, government and the media.

o Training center for BPL for North America.

In addition, Electrolinks is working with the U.S. based BPL Association in an effort to help establish a BPL Association of Canada with Electrolinks as one of the founding members. These actions are intended to establish Electrolinks as a key player and thought leader in the evolving North American BPL market. 3. Build out Utilities Partnership

A relationship model with Canadian utilities is essential for success in rural regions. Electrolinks is currently working with a number of key members of several hydro utilities to define a business model that will enable broadband to BPL rural customers while also providing a new revenue stream to the hydro utilities themselves. Electrolinks expects to have several models in place within the next few months.

Canadian governments, at both the federal level and the provincial level, have set aside funding to ensure that all Canadians have access to high speed internet services. Electrolinks is currently working with both levels of government on how to best bring BPL technology to those regions that are currently not served. Electrolinks is also reviewing the first set of rural region requests for proposal developed by community co-ops in preparation for the planned offering for these rural co-ops.

4. Develop the Electrolinks Sales Channel and Business Partner model

Electrolinks’ initial market entry is through key utilities, but over time the goal is to establish partner channels to enable the significant sales volume that is expected as BPL technology gains North American momentum.

Electrolinks is establishing three major categories for partners:

o	Utility business partners – A joint marketing and revenue sharing partner structure specifically with hydro utilities for the rural Canada market.

o	Technology extender partners – A program to establish partnerships with other technology providers that extend the value proposition of BPL. These include existing partnerships, as well as future needs in potential areas such as wireless and long range fibre.

o	Sales channel partners – Electrolinks will establish a partner sales channel to leverage the potential of the large number of companies that are currently marketing solutions to the hospitality and multi-commercial unit markets. Electrolinks will provide a partner friendly integrated solution product that sales partners will be able to market and deploy to customers.

Electrolinks anticipates executing on this market entry strategic plan over a period of approximately nine to twelve months.

Results of Operations

During the nine month period ended September 30, 2006, Electrolinks was involved with its business operations as well as finalizing the Agreement. Electrolinks has realized minimal revenues from operations.

The following Results of Operations are based on the interim and annual financial statements prepared under US GAAP.

Electrolinks expects to increase revenues within the next twelve months of operation subject to its business plan. However, Electrolinks can provide no assurance that operations will ever produce significant revenue. Should Electrolinks be unable to increase revenues, it will most likely continue to operate at a loss.

In the near term, Electrolinks will not be able to generate sufficient cash flow from operations to sustain its business and there can be no assurance that Electrolinks will ever be able to generate sufficient cash flows to sustain operations. Electrolinks’ business development strategy is prone to significant risks and uncertainties certain of which can have an immediate impact on its efforts to realize positive net cash flow and deter the prospect of revenue growth. Electrolinks’ financial condition and results of operations will, in the near term, depend on debt financing from the Corporation or other related parties.

Sales

Sales for the nine month period ended September 30, 2006 was $14,044. Sales for the year ended December 31, 2005 was $10,061, as compared to $15,172 for the period from inception to the year ended December 31, 2004, a decrease of 34%. Sales in the nine month periods can be attributed to limited sales of our BPL products. The decrease in sales over the comparative year end periods can be attributed to cost recovery for projects. Electrolinks anticipates that sales will increase within the next twelve months as we develop our operations.

Cost of Goods Sold

Cost of goods sold for the nine month period ended September 30, 2006 was $16,650. Cost of goods sold for the year ended December 31, 2005 was $9,233, as compared to cost of goods sold of $12,133 for the period from inception to the year ended December 31, 2004, a decrease of 24%. The increase in cost of goods sold over the comparative year end periods can be attributed to cost recovery for ongoing pilot projects. Electrolinks anticipates that the cost of goods sold relative to sales realized will decrease over the future periods to 60% of sales.

Losses

Net losses for the nine month period ended September 30, 2006 were $707,252. Net losses for the year ended December 31, 2005, were $1,442,048, as compared to losses of $312,762 for the period from inception to the year ended December 31, 2004, an increase of 361%. Net losses in the nine month period are primarily due to general and administrative expenses. The increase in losses over the comparative year end periods can be primarily attributed to an increase in general and administrative expenses and a loss on the termination of licensing agreement (the contract with ASCOM ending and all payments with respect of same that were written off). The write off was a one time event and to that extent Electrolinks believes that additional losses will decrease moderately but will be maintained until such time as sales grow in step with the company’s business model.

Expenses

General and administrative expenses for the nine month period ended September 30, 2006 were $624,275. General and administrative expenses for the year ended December 31, 2005 were $850,102, as compared to general and administrative expenses of $507,341 for the period from inception to the year ended December 31, 2004, an increase of 68%. The increase in general and administrative expenses in the comparative year end periods can be associated with increases in employee compensation costs, product development costs and professional services. Electrolinks expects that general and administrative expenses will continue to increase as Electrolinks expands its operations.

Depreciation expenses for the nine month period ended September 30, 2006 were $48,453. Depreciation expenses for the year ended December 31, 2005 were $87,172, as compared to depreciation expenses of $34,460 for the period since inception to the year ended December 31, 2004.

Capital Expenditures

Electrolinks spent no amounts on property and equipment for the nine month period ended September 30, 2006 or for the year ended December 31, 2005 or December 31, 2004.

Income Tax Expense (Benefit)

Electrolinks has an income tax benefit resulting from net operating losses to offset any future operating profit.

Impact of Inflation

Electrolinks believes that inflation has had a negligible effect on operations over the past three years. Electrolinks believes that it can offset inflationary increases by improving operating efficiencies.

Liquidity and Capital Resources

Cash flow used in operations was $571,848 for the nine month period ended September 30, 2006. Cash flow used in operations was $1,954,810 for the year ended December 31, 2005 as compared to cash flow used in operations of $454,287 for the period from inception to the year ended December 31, 2004. Cash flow used in operations for the nine month and year end periods can be primarily attributed to net losses. Electrolinks expects to continue to use cash flow in operations as the company’s business model is developed.

Cash flow provided by financing activities was $701,294 for the nine month period ended September 30, 2006. Cash flow provided by financing activities was $1,034,843 for the year ended December 31, 2005 as compared to cash flow provided by financing activities of $829,878 for the period from inception to the year ended December 31, 2004. Cash flow provided by financing activities during the nine month and year end periods can be attributed to the private placement of common stock, debt financing and amounts due to related parties.

Cash flow used for investing activities was $18,726 for the nine month period ended September 30, 2006. Cash flow provided by investing activities was $36,355 for the year ended December 31, 2005 as compared to cash flow used in investing activities of $368,922 for the period from inception to the year ended December 31, 2004. Cash flow used by investing activities in the nine month period can be attributed to the purchase of equipment. Cash flows provided by investing activities for the current year ended can be attributed to the repayment of an amount due from a related party while cash flow used in investing activities in the prior year ended can be attributed to the acquisition of equipment. Electrolinks expects to continue to use cash flow in investing activities over future periods.

Product Research and Development

Electrolinks sponsored research and development costs related to both present and future products are expended in the period incurred. Total expenditures on research and product development for the period March 24, 2004 (date of inception) through December 31, 2005 were approximately $1,000,000. Electrolinks developed software and systems to do field testing of its BPL applications.

Acquisition or Disposition of Plant and Equipment

Electrolinks does not anticipate the sale of any significant property, plant or equipment during the next twelve months. Electrolinks does not anticipate the acquisition of any significant property, plant or equipment during the next 12 months, other than computer equipment and peripherals used in Electrolinks’ day-to-day operations. Electrolinks believes it has sufficient resources available to meet these acquisition needs.

Employee Changes

Electrolinks’ management and organizational policy is dynamic. It will continue to make necessary changes, modifications and additions to the management or the number of employees as required.

Going Concern

Electrolinks’ audit expressed substantial doubt as to Electrolinks’ ability to continue as a going concern as a result of continuing losses, negative cash flow from operations, and a working capital deficit of $639,496 as of December 31, 2005, which increased to $688,336 at September 30, 2006. The continuation of Electrolinks’ operations is dependent upon the financial support of creditors and stockholders, obtaining short and long term financing, and achieving profitability through facilitating sales and providing support services for BPL products it sells to its customers. These conditions and dependencies raise substantial doubt about Electrolinks’ ability to continue as a going concern.

Management’s plans to address Electrolinks’ ability to continue as a going concern by focusing on generating increased sales from operations. The successful development cannot be determined at this time, and there is no assurance that, if achieved, that Electrolinks’ would then have sufficient funds to execute its intended business plan or generate positive operating results.

ADDITIONAL GENERAL INFORMATION

VOTING SECURITIES

The record date for purposes of determining the stockholders entitled to vote and to whom this information statement is to be sent is December 19, 2006. As of the record date, we had 15,925,500 shares of common stock issued and outstanding and entitled to vote on the amendment and to authorize the Agreement, with each share of common stock entitled to one vote. The holders of 8,780,000 shares of the issued and outstanding common stock, representing approximately 55.1% of the votes entitled to be cast, approved the amendment and Agreement by written consent.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the ownership of the Corporation’s common stock as of January 15, 2007, with respect to: (i) each person known to the Corporation to be the beneficial owner of more than five percent of the Corporation’s common stock; (ii) all directors; and (iii) directors and executive officers of the Corporation as a group.

------------------------------------------------------------------------------------------------------
  Title of Class               Name and Address              Number of Shares       % of Class
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
      Common      Thomas Forzani, chief executive officer,       2,500,000            15.78%
                  chief financial officer and director

                  400-7015 MacLeod Trail, South
                  Calgary, Alberta T2H 2K6 Canada
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
      Common      Nadir Walji, principal accounting officer          -                   -
                  and  a director
                  2610-1066 West Hastings Street,
                  Vancouver, British Columbia V6E 3X2 Canada
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
      Common      Joseph H. Montgomery
                  8606 Fremlin Street, Vancouver, British        3,000,000            18.93%
                  Columbia V6P 3X3 Canada
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
      Common      Officer and Directors as a Group               2,500,000            15.78%
------------------------------------------------------------------------------------------------------

WHERE YOU CAN FIND MORE INFORMATION

The Corporation is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. The Corporation files reports, information statements and other information with the Commission. The public may read and copy any materials that we file with the Commission at the Commission’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. The statements and forms we file with the Commission have been filed electronically and are available for viewing or copy on the Commission maintained Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the Commission. The Internet address for this site can be found at: www.sec.gov.

A copy of the Corporation’s yearly report on Form 10-KSB for the fiscal year ended September 30, 2006, can be found at the Commission’s Internet site. The yearly report does not form any part of the materials for the solicitation of proxies. Copies of the yearly report will be sent to any stockholder without charge upon written request addressed to: High End Ventures, Inc., 2610-1066 West Hastings Street, Vancouver, British Columbia V6E 3X2, attention: Corporate Secretary.

FINANCIAL STATEMENTS

The financial tables and notes that follow present the Corporation’s and Electrolinks’ financial statements. The data hereto should be read together with the Corporation’s “Management’s Plan of Operation” and “Results of Operations” and Electrolinks’ “Management’s Discussion and Analysis” and “Results of Operations” included in this information statement.

     Description                                                                                        Page

     High End Ventures, Inc. - audited - years ended September 30, 2006 and 2005                        FA-1
     Electrolinks Corporation - unaudited - period ended September 30, 2006                             FB-1
     Electrolinks Corporation - audited - years ended December 31, 2005 and 2004                        FC-1
     Electrolinks Corporation and High End Ventures, Inc. pro forma - unaudited -
                  the period ended September 30, 2006                                                   FD-1

                                                HIGH END VENTURES,
                                                       INC.
                                           (A Development Stage Company)

                                                       INDEX

                                                                                                          Page

Report of independent registered accounting firm                                                         FA-2

Balance sheets - September 30, 2006 and 2005                                                             FA-3

Statements of operations - for the years ended September 30, 2006 and 2005
and for the period January 19, 1999 (Date of Incorporation) to September 30, 2006                        FA-4

Statements of cash flows - for the years ended September 30, 2006 and 2005
and for the period January 1999 (Date of Incorporation) to September 30, 2006                            FA-5

Statement of stockholders' equity (deficiency) - for the period
January 19, 1999 (Date of Incorporation) to September 30, 2006                                           FA-6

Notes to the financial statements                                                                        FA-7

Board of Directors

High End Ventures, Inc.

REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

We have audited the accompanying balance sheet of High End Ventures, Inc. as of September 30, 2006 and the related statements of operations, shareholders’ equity and cash flows for the years ended September 30, 2006 and 2005 and for the period from January 19, 1999 (date of inception) to September 30, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of High End Ventures, Inc. as of September 30, 2006 and the results of its operations and cash flows for the years ended September 30, 2006 and 2005 and for the period from January 19, 1999 (date of inception) to September 30, 2006 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 5 to the financial statements, the Company incurred a net loss of approximately $ 49,524 since inception, has not attained profitable operations and is dependent upon obtaining adequate financing to fulfill its exploration activities. These factors raise substantial doubt that the Company will be able to continue as a going concern. Management’s plans in regard to these matters are also discussed in Note 5. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Madsen & Associates CPA’s, Inc.

Madsen & Associates CPA’s, Inc.

Salt Lake City, Utah

October 6, 2006

                                             HIGH END VENTURES, INC.

                                           (A Development Stage Company)
                                                  BALANCE SHEETS
                                                September 30, 2006
                                            ASSETS
                                                                                                   September 30,
                                                                                                        2006
                                                                                                 -------------------

Current Assets:
             Cash                                                                                         $  13,976
                                                                                                 -------------------

Total Assets                                                                                              $  13,976
                                                                                                 ===================

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:                                                                                              -
                                                                                                 -------------------
Total Current Liabilities
                                                                                                                  -

Stockholders' Equity (Deficit):

Preferred stock, $.001 par value; authorized 10,000,000, none issued                                              -
Common stock, $.001 par value; 100,000,000 shares authorized

     15,850,000 shares issued and outstanding                                                                15,850

Additional paid in capital                                                                                   47,650
Deficit accumulated during the exploration stage                                                           (49,524)
                                                                                                 -------------------

Total Stockholders' Equity (Deficit)                                                                         13,976
                                                                                                 -------------------

Total Liabilities and Stockholders' Equity (Deficit)                                                      $  13,976
                                                                                                 ===================

                     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                                              HIGH END VENTURES, INC.
                                           (A Development Stage Company)
                                             STATEMENTS OF OPERATIONS
                              for the years ended September 30, 2006 and 2005 and for
                     the period January 19, 1999 (Date of Incorporation) to September 30, 2006
                                                                                             From January 19, 1999
                                                       For the years ended                  (Date of inception) to
                                                          September 30,                          September 30,
                                                  2006                     2005                      2006
                                           --------------------     --------------------    ------------------------

Revenue:                                             $       -                $       -                 $         -
                                           --------------------     --------------------    ------------------------
Total Revenue
                                                             -                        -                           -

Operating Expenses:

     Exploration costs                                  17,000                                               17,000

     General and administrative                         27,024                    5,500                      32,524
                                           --------------------     --------------------    ------------------------
Total Operating Expenses
                                                        44,024                    5,500                      49,524

NET LOSS                                          $   (44,024)       $           (5,500)              $     (49,524)
                                           ====================     ====================    ========================

Weighted Average Shares

   Common Stock Outstanding                         15,050,000                3,020,833
                                           ====================     ====================

Net Loss Per  Share
   (Basic and Fully Dilutive)                           (0.00)                   (0.00)
                                           ====================     ====================

                     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                                                HIGH END VENTURES, INC.
                                             (A Development Stage Company)
                                               STATEMENTS OF CASH FLOWS
                                for the years ended September 30, 2006 and 2005 and for
                         the period January 1999 (Date of Incorporation) to September 30, 2006
                                                                                                       From January
                                                                                                         19, 1999
                                                                                                         (Date of
                                                                                                      inception) to
                                                            For the years ended September 30          September 30,
                                                                2006               2005                    2006
                                                            --------------    ---------------      ---------------------
Cash Flows Used in Operating Activities:
     Net Loss                                                  $ (44,024)          $ (5,500)               $   (49,524)

     Adjustments to reconcile net (loss) to net
         cash provided by operating activities:

     Issuance of stock for services rendered                            -                500                        500
     Issuance of stock for mineral claims -
         exploration costs                                         12,000                  -                     12,000
                                                            --------------    ---------------      ---------------------

Net Cash Used in Operating Activities                            (32,024)                  -                   (37,024)
                                                            --------------    ---------------      ---------------------

Cash Flows from Investing Activities:                                   -                  -                          -
                                                            --------------    ---------------      ---------------------

Cash Flows from Financing Activities:

     Payment of stock subscription                                 24,000                  -                     24,000

     Issuance of common stock for cash                             16,000             11,000                     27,000
                                                            --------------    ---------------      ---------------------
Net Cash Provided by Financing Activities                          40,000             11,000
                                                                                                                 51,000

  Net Increase (Decrease) in Cash                                   7,976              6,000                     13,976

  Cash at Beginning of Year                                         6,000                  -                          -
                                                            --------------    ---------------      ---------------------

Cash at End of Year                                              $ 13,976           $  6,000                $    13,976
                                                            ==============    ===============      =====================

Non-Cash Investing and Financing Activities

     Issuance of stock for stock subscriptions
          Receivable                                         $          -        $    24,000        $             24,000

     Issuance of stock for mineral claims -
          exploration costs                                  $    12,000         $         -        $             12,000

                     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                                                                      HIGH END VENTURES, INC.
                                                                   (A Development Stage Company)
                                                          STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIENCY)
                                           for the period January 19, 1999 (Date of Incorporation) to September 30, 2006
                                                 Preferred Stock                Common Stock
                                                10,000,000 shares            100,000,000 shares                                           Deficit
                                                   authorized                    authorized                                             accumulated
                                            --------------------------    --------------------------
                                                           Par Value                     Par Value       Additional       Stock          during the
                                            Shares         $.001 per      Share          $.001 per       Paid-In       Subscription     exploration
                                             Issued          share          Issued         share          Capital       Receivable         stage           Total
                                            ----------    ------------    -----------    -----------     -----------   -------------    -------------    -----------

                                                          $
BALANCE- January 19, 1999 (inception)       -             -                        -         $    -          $    -          $    -           $    -         $    -
     Issuance of common stock in exchange
     for services February, 1999            -             -                2,500,000          2,500         (2,000)               -                -            500
                                            ----------    ------------    -----------    -----------     -----------   -------------    -------------    -----------
BALANCE- September 30, 2004
                                            -             -                2,500,000          2,500         (2,000)               -                -            500
     Issuance of common stock and
     subscriptions receivable at $.004
     per share                              -             -                8,750,000          8,750          26,250        (24,000)                -         11,000

     Net loss                               -             -                        -              -               -               -          (5,500)        (5,500)
                                            ----------    ------------    -----------    ----------- --- -----------   -------------    -------------    -----------
BALANCE- September 30, 2005                                                                $ 11,250        $ 24,250      $ (24,000)        $ (5,500)       $  6,000
                                                          $
                                            -             -               11,250,000

     Payment of stock subscription          -             -                        -              -               -          24,000                -         24,000
     Issuance of common stock for mineral
     claims at $.004 per share              -             -                3,000,000          3,000           9,000               -                -         12,000
     Issuance of common stock for cash at
     $.01 per share                         -             -                1,600,000          1,600          14,400               -                -         16,000

     Net loss                               -             -                        -              -               -               -         (44,024)       (44,024)
                                            ----------    ------------    -----------    ----------- --- -----------   -------------    -------------    -----------

                                                          $
     BALANCE- September 30, 2006            -             -               15,850,000       $ 15,850        $ 47,650          $    -       $ (49,524)       $ 13,976
                                            ==========    ============    ===========    =========== === ===========   =============    =============    ===========

                     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

HIGH END VENTURES, INC.

(AN EXPLORATION STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2006

NOTE 1 – NATURE AND PURPOSE OF BUSINESS

High End Ventures, Inc. (the “Company”) was incorporated under the laws of the State of Colorado on January 19, 1999. The Company’s activities to date have been limited to organization and capital formation. The Company is “an exploration stage company” and has not yet determined the nature of its business activities. The Company has elected September 30 as the end of its fiscal year.

NOTE 2 – NATURE OF SIGNIFICANT ACCOUNTING POLICIES

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments purchased with maturity of three months or less to be cash equivalents.

REVENUE RECOGNITION

The Company considers revenue to be recognized at the time the service is performed.

USE OF ESTIMATES

The preparation of the Company’s financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company’s short-term financial instruments consist of cash and cash equivalents and accounts payable. The carrying amounts of these financial instruments approximate fair value because of their short-term maturities. Financial instruments that potentially subject the Company to a concentration of credit risk consist principally of cash. During the year the Company did not maintain cash deposits at financial institution in excess of the $100,000 limit covered by the Federal Deposit Insurance Corporation. The Company does not hold or issue financial instruments for trading purposes nor does it hold or issue interest rate or leveraged derivative financial instruments.

EARNINGS PER SHARE

Basic Earnings per Share (“EPS”) is computed by dividing net income available to common stockholders by the weighted average number of common stock shares outstanding during the year. Diluted EPS is computed by dividing net income available to common stockholders by the weighted-average number of common stock shares outstanding during the year plus potential dilutive instruments such as stock options and warrant. The effect of stock options on diluted EPS is determined through the application of the treasury stock method, whereby proceeds received by the Company based on assumed exercises are hypothetically used to repurchase the Company’s common stock at the average market price during the period. Loss per share is unchanged on a diluted basis since the assumed exercise of common stock equivalents would have an anti-dilutive effect.

HIGH END VENTURES, INC.

(AN EXPLORATION STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2006

NOTE 2 – NATURE OF SIGNIFICANT ACCOUNTING POLICIES — continued

INCOME TAXES:

The Company uses the asset and liability method of accounting for income taxes as required by SFAS No. 109 “Accounting for Income Taxes”. SFAS 109 requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of certain assets and liabilities. Deferred income tax assets and liabilities are computed annually for the difference between the financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period, plus or minus the change during the period in deferred tax assets and liabilities.

Deferred income taxes may arise from temporary differences resulting from income and expanse items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of the assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse. The Company had no significant deferred tax items arise during any of the periods presented.

CONCENTRATION OF CREDIT RISK:

The Company does not have any concentration of related financial credit risk.

RECENT ACCOUNTING PRONOUNCEMENTS:

The Company does not expect that the adoption of other recent accounting pronouncements will have a material impact to its financial statements.

NOTE 3 – COMMON STOCK

In February of 1999, the Company issued 2,500,000 shares to an individual for services rendered to the Company valued at $.0002 per share.

In September of 2005, the Company issued 8,750,000 shares of common stock and stock subscriptions to individuals at a value of $.004 per share.

In October of 2005, the Company issued 3,000,000 shares of common stock to acquire mineral claims at a value of $.004 per share.

In April of 2006, the Company issued 1,600,000 shares of common stock for cash valued at $.01 per share.

HIGH END VENTURES, INC.

(AN EXPLORATION STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2006

NOTE 3 – COMMON STOCK — continued

On September 2, 2006, management authorized a 5 for 1 forward split of the outstanding shares of common stock. This split has been applied retroactively in the financial statements as if the split had occurred at inception of the Company.

NOTE 4 – MINERAL CLAIM

The Company entered into an agreement on October 31, 2005 to acquire a 100% interest in a mineral claim located in the Victoria Mining District in British Columbia, Canada. The claim was acquired for $5,000 in cash and 3,000,000 shares of common stock valued at $12,000. The purchase price of the claim approximated the historical cost basis of the previous owner of the claim. Management has made a determination that the cost of the mineral claim will not be recovered and therefore the purchase price of $17,000 has been charged to current operations as exploration costs.

NOTE 5 – GOING CONCERN

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As shown in the accompanying financial statements, the Company has no sales and has incurred a net loss of $49,524 since inception. The future of the Company is dependent upon its ability to obtain financing and upon future profitable operations form the development of its mineral properties. Management has plans to seek additional capital through a private placement and public offering of its common stock. The financial statements do not include any adjustments relating to the recoverability and classifications of recorded assets, or the amounts of and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

                                                   ELECTROLINKS
                                                    CORPORATION
                                           (A Development Stage Company)

                                                       INDEX

                                                                                                          Page

         Independent Accountants' Review Report                                                            FB-2

         Financial Statements:
               Balance sheet                                                                               FB-3
               Statement of operations                                                                     FB-4
               Statement of changes in stockholders' equity                                                FB-5
               Cash flows                                                                                  FB-6
               Notes to financial statements                                                               FB-7

MARGOLIS & COMPANY PC.

Certified Public Accountants and Business Consultants

To the Stockholders of

The Electrolinks Corporation

We have reviewed the accompanying balance sheet of The Electrolinks Corporation as of September 30, 2006, and the related statements of operations, changes in stockholders’ equity (deficiency) and cash flows for the nine months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of The Electrolinks Corporation.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with U.S. generally accepted accounting principles.

/s/ Margolis and Company PC Certified Public Accountants

Bala Cynwyd, PA

December 22, 2006

                                           THE ELECTROLINKS CORPORATION

                                                   BALANCE SHEET
-------------------------------------------------------------------------------------------------------------------
                                                SEPTEMBER 30, 2006
                                         (see accountants' review report)

                                                      ASSETS

Current assets:
   Cash                                                                     $     65,334
   Accounts receivable                                                                               7,183
   Prepaid expenses                                                                                 28,555

           Total current assets                                                                    101,072

Equipment, net                                                                                     181,208

Deposits                                                                                            14,861

                                                                                               $   297,141

                                     LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current liabilities:
   Note Payable                                                                                $   353,548
   Accounts payable                                                                                251,871
   Due to related parties                                                                           94,199
   Customer deposit                                                                                 89,790

           Total current liabilities                                                               789,408

Stockholders' deficiency:
   Common stock, no par value                                                                    2,212,467
   Accumulated other comprehensive (loss)                                                          (42,672)
   Accumulated deficit                                                                          (2,662,062)

           Net stockholders' deficiency                                                           (492,267)

                                                                                               $   297,141

                    The accompanying notes are an integral part of these financial statements.

                                              THE ELECTROLINKS CORPORATION

                                              STATEMENT OF OPERATIONS
                                   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006
-------------------------------------------------------------------------------------------------------------------
                                         (see accountants' review report)

Sales                                                                                            $  14,044

Cost of sales                                                                                      (16,650)

Gross loss                                                                        (2,606)

Operating expenses:
   General and administrative                                                                      624,275
   Depreciation                                                                                     48,453

           Total operating expenses                                                                672,728

Loss from operations before interest expense                                                      (675,334)

Interest expense                                                                                   (31,918)

Net loss                                                                                         ($707,252)

Net loss per share applicable to common
   stockholders, basic and diluted                                                              ($.02)

Weighted average common shares outstanding -
   Basic and diluted                                                                            32,663,022

                    The accompanying notes are an integral part of these financial statements.

                                           THE ELECTROLINKS CORPORATION

                                  STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIENCY)
                                   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006
-------------------------------------------------------------------------------------------------------------------
                                         (see accountants' review report)

                                                                      ACCUMULATED
                                                                         OTHER
                                                                        COMPRE-                          NET
                                                                        HENSIVE         ACCUM-         STOCK-'
                                                         COMMON         INCOME          ULATED         HOLDERS
                                        SHARES           STOCK          (LOSS)          DEFICIT      DEFICIENCY
                                         (a)

Balance, December 31, 2005            27,804,118      $1,525,157        $  2,714      ($1,954,810)   ($426,939)

Issued common shares                  10,287,763         687,310                                       687,310

Foreign exchange translation                                             (45,386)                      (45,386)

Net loss                                                                                 (707,252)    (707,252)

Balance, September 30, 2006             38,091,881    $2,212,467        ($42,672)     ($2,662,062)   ($492,267)

(a)      No par value, 50,000,000 shares authorized, 38,091,881 shares issued and outstanding at September 30,
         2006

                    The accompanying notes are an integral part of these financial statements.

                                           THE ELECTROLINKS CORPORATION

                                              STATEMENT OF CASH FLOWS
                                   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006
-------------------------------------------------------------------------------------------------------------------
                                         (see accountants' review report)

                                            INCREASE (DECREASE) IN CASH

Cash flows from operating activities:
  Net loss                                                                                          ($707,252)
  Adjustments to reconcile net loss to net cash
      (used in) operating activities:
    Depreciation                                                                                        48,453
    (Increase) decrease in operating assets:
      Accounts receivable                                                                              (7,183)
      Prepaid expenses                                                                                  11,578
      Deposits                                                                                        (13,239)
    Increase (decrease) in operating liabilities:
      Accounts payable and accrued expenses                                                             88,625
      Customer deposit                                                                                   7,170

         Net cash (used in) operating activities                                                     (571,848)

Cash flows from investing activities:
  Acquisitions of equipment                                                                           (18,726)

         Net cash (used in) investing activities                                                      (18,726)

Cash flows from financing activities:
  Note payable                                                                                          31,382
  Issuance of common shares                                                                            214,428
  Due to related parties                                                                               455,484

         Net cash provided by financing activities                                                     701,294

Foreign currency translation                                                                          (45,386)

Net increase in cash                                                                                    65,334

Cash, at beginning of year                                                                              -

Cash, at end of year                                                                                 $  65,334

                                 SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the year for:
  Interest                                                                                           $  30,223

                    The accompanying notes are an integral part of these financial statements.

THE ELECTROLINKS CORPORATION

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

1. Nature of Business, Significant Accounting Policies and Recent Accounting Pronouncements

Nature of business — The Electrolinks Corporation (the “Company” or “Electrolinks”) has been continued pursuant to the Canada Corporations Act and was incorporated on March 23, 2004 in the Province of Ontario under the Ontario Business Corporations Act.

Electrolinks was originally established to provide traditional Telecom consulting and IP development services. The management of the Company is transitioning its services to provide 128-bit encrypted high-speed data and voice solutions that will utilize any electrical infrastructure.

The Company utilizes Broadband over Powerline (“BPL”) products from several vendors to provide BPL solutions to electrical utilities and multiple dwelling unit buildings and is in the process of obtaining an agreement with a manufacturer of BPL products to produce the Company’s own brand of products. BPL is a technology that delivers high-speed data over existing electric power delivery networks and is an alternative means of providing high-speed Internet access, voice over Internet Protocol (“VOlP”), and other broadband services, using medium and low-voltage power lines to reach customers’ homes and businesses.

Going concern — The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company has incurred losses of approximately $707,000 and $1,442,000 for the nine months ended September 30, 2006 and the year ended December 31, 2005, respectively, and has experienced negative cash flows from operations for the nine-month period ended September 30, 2006 in the approximate amount of $568,000. At September 30, 2006, the Company had a working capital deficiency of approximately $492,000. The Company’s future revenues are dependent on facilitating sales and providing support services for BPL products it sells to its customers. These factors among others raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

The financial statements presented herein do not include any adjustments relating to the recoverability of assets and classification of liabilities that might be necessary should Electrolinks be unable to continue as a going concern. In order to address these issues, the Company has entered into an agreement that will provide funding for working capital requirements in the amount of $5,000,000 form a private investment group and intends to raise additional capital through equity financing.

THE ELECTROLINKS CORPORATION

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

1.     Nature of Business, Significant Accounting Policies and Recent Accounting Pronouncements — Continued

Use of estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Financial instruments — The carrying value of the Company’s financial instruments, representing accounts receivable, amounts due from and to related party, accounts payable, accrued expenses and debt approximates their fair value.

Foreign currency translation — The financial statements are denominated in United States currency. As such, the accounts of the Company were translated into United States dollars in accordance with the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 52, Foreign Currency Translation. In accordance with the provisions of SFAS No. 52, transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred. Adjustments resulting from the translation of the financial statements’ assets and liabilities from their functional currency (Canadian dollars) to United States dollars at the exchange rate as of the balance sheet date is recorded in other accumulated comprehensive income (loss) as a component of stockholders’ equity (deficiency). Statement of operation items are translated at average rates of exchange during each reporting period.

Cash and cash equivalents — Cash and cash equivalents include all cash balances and highly liquid investments with maturity of three months or less from the date of purchase. For these instruments, the carrying amount is considered to be a reasonable estimate of fair value. The Company places substantially all cash and cash equivalents with various financial institutions in Canada.

Accounts receivable — Accounts receivable are stated in the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable. Changes in the valuation allowance have not been material to the financial statements.

THE ELECTROLINKS CORPORATION

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

1.     Nature of Business, Significant Accounting Policies and Recent Accounting Pronouncements — Continued

Equipment — Equipment purchased in the normal course of business is stated at cost and equipment acquired in business combinations is stated at its fair market value at the acquisition date. All equipment is depreciated using the straight-line method over estimated useful lives.

Expenditures for repairs and maintenance are charged to expense as incurred. The cost and related accumulated depreciation of equipment are removed from the accounts upon retirement or other disposition and any resultant gain or loss is reflected in the Statement of Operations.

Long-lived assets — The Company reviews the recoverability of long-lived intangible assets when circumstances indicate that the carrying amount of assets may not be recoverable. This evaluation is based on various analyses including undiscounted cash flow projections. In the event undiscounted cash flow projections indicate impairment, the Company would record an impairment based on the fair value of the assets at the date of the impairment. The Company accounts for impairments under the SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”

Revenue recognition — Sales represent the invoiced value of products supplied to customers. Sales are recognized upon the passage of title to the customers.

Income taxes — The Company uses SFAS No. 109, “Accounting for Income Taxes”, to account for income taxes. This statement requires an asset and liability approach that recognizes deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company’s financial statements or tax returns. In estimating future tax consequences, all expected future events, other than enactments of changes in the tax law or rates, are generally considered. A valuation allowance is recorded when it is “more likely than not” that recorded deferred tax assets will not be realized (see Note 5).

Research and development — Research and development costs are charged to operations in the year incurred. The Company did not incur any research and development costs for the nine months ended September 30, 2006.

Loss per share — Basic loss per share is computed based upon the weighted average number of common shares outstanding. Diluted loss per share is computed based upon the weighted average number of common shares outstanding and any potentially dilutive securities. During 2006, there were no potentially dilutive securities including stock options, warrants to purchase common stock and preferred stock.

THE ELECTROLINKS CORPORATION

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

1.     Nature of Business, Significant Accounting Policies and Recent Accounting Pronouncements — Continued

Recent Accounting Pronouncements
In May, 2005, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 154, “Accounting Changes and Error Corrections”, which changes the requirements for the accounting and reporting of a change in accounting principle. SFAS No. 154 applies to all voluntary changes in accounting principle, as well as to changes required by an accounting pronouncement that does not include specific transition provisions. SFAS No. 154 requires that changes in accounting principle be retrospectively applied. SFAS No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. SFS No. 154 has not had a material impact on the Company’s financial statements. 8

In December 2004, the FASB issued SFAS No. 153, “Exchanges of Non Monetary Assets, an amendment to Opinion No. 29, Accounting for Non Monetary Transactions.” SFAS No. 153 eliminates certain differences in the guidance in Accounting Principles Board Opinion No. 29 as compared to the guidance contained in standards issued by the International Accounting Standards Board. The amendment to Opinion No. 29 eliminates the fair value exception for non monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non monetary assets that do not have commercial substance. Such an exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS 153 was effective for non monetary asset exchanges occurring in periods beginning after June 15, 2005. Earlier application is permitted. SFAS No. 153 has not had a material impact on the Company’s financial statements.

In December 2004, the FASB issued SFAS 123(R) (revised 2004), Share-Based Payment. SFAS 123(R) addresses the accounting for share-based payments to employees, including grants of employee stock options. Under the new standard, companies will no longer be able to account for share-based compensation transactions using the intrinsic method in accordance with APB Opinion No. 25, “Accounting for Stock Issued to Employees.” Instead, companies will be required to account for such transactions using a fair-value method and recognize the expense in the statement of operations. SFAS 123(R) was effective for periods beginning after June 15, 2005 and allows, but does not require, companies to restate the full fiscal year of 2005 to reflect the impact of expensing share-based payments under SFAS 123(R). The adoption of SFAS 123(R) will not have a significant impact on the Company’s results of operations or its overall financial position.

THE ELECTROLINKS CORPORATION

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

2. Due to Related Parties

During 2006 and 2005, advances were made by MBS Group, a corporation that is owned and controlled by a shareholder of the Company. The amount owed to MBS Group was approximately $17,000 as of December 31, 2005. During 2006, MBS Group provided additional funds to the Company in the approximate amount of $231,000 and charged the Company management fees of approximately $225,000. The total amount owed to MBS Group was approximately $473,000 at September 30, 2006. The sole shareholder of MBS Group has elected to redefine the obligation to MBS Group in the approximate amount of $473,000 as additional paid-in capital to the Company at September 30, 2006.

Additional funds are owed to other stockholders in the approximate amount of $94,000 as of September 30, 2006 which were recorded as accounts payable at December 31, 2005 and re-classed to due to related parties during 2006.

3. Equipment

         Equipment                                                                                $256,119
         Furniture and fixtures                                                                     33,666
         Computer software                                                                           9,872
         Computer equipment                                                                         72,961
                                                                                                   372,618
         Less accumulated depreciation                                                             191,410

                                                                                                  $181,208

4. Note Payable

The Company entered into a loan obligation to 1493367 Ontario Ltd, an unrelated party, in the approximate amount of $322,000 on January 11, 2005. The loan amount due after accounting for the foreign currency translation is approximately $353,000 at September 30, 2006. The loan bears interest of 12% per annum with monthly payments of interest only. The loan was due in full on January 11, 2006. The Company did not repay the principal amount due in January 2006, but continues to make ongoing monthly installments of interest payments. The Company has obtained financing to pay off the loan obligation of $353,000

The Company, to further secure the obligation, provided to 1493367 Ontario Ltd. a first security interest in its assets through a General Security Agreement, notice of which was registered pursuant to the Personal Property Security Act of Ontario (the “PPSA”). In April 2005, 1493367 Ontario Ltd., pursuant to an enforcement procedure of the PPSA, obtained the right to retain all of the assets which the Corporation had at that time in satisfaction of the obligations of the Corporation secured by the General Security Agreement. Management and the Company’s attorney believe that the assets of the Company are unencumbered and remain in custody of the Company as of September 30, 2006,

THE ELECTROLINKS CORPORATION

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

5. Income Taxes

As of September 30, 2006, there were no significant differences between financial reporting and tax bases of assets and liabilities. The Company has tax losses in the amount of approximately $2.5 million available to be applied against future years income as a result of the losses incurred which will begin to expire in 2014. However, due to the losses incurred in the period and expected future operating results, management determined that it is more likely than not that the deferred tax asset resulting from the tax losses available for carry-forward will not be realized through the reduction of future income tax payments. Accordingly, a 100% valuation allowance has been recorded for deferred income tax assets as of September 30, 2006.

6. Commitments

The Company entered into a new lease for its facilities on March 1, 2006 which terminates on February 28, 2011. The monthly basic rental is approximately $2,800 plus GST taxes and additional rent for its share of realty taxes and operating costs and utilities. Rental expense, including GST taxes and additional rent, was approximately $50,000 for the nine months ended September 30, 2006.

The approximate annual basic rental payments under this non-cancelable operating lease for the following five years are:

                  2007                                                          $ 33,600
                  2008                                                            33,600
                  2009                                                            33,600
                  2010                                                            33,600
                  2011                                                            19,600

                                                                                $154,000

7. Subsequent Events

The Company has entered into a contract with High End Ventures, Inc. (“High End”) whereby High End will exchange 20,500,000 of its common shares representing 56.4% for 100% or The Company’s shares. High End Ventures, Inc. is publicly traded on the over the counter bulletin board (OTCBB) in the United States. The agreement was signed on October 23, 2006. Closing is to take place as soon as possible.

THE ELECTROLINKS CORPORATION

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

7. Subsequent Events- Continued

Electrolinks did a survey of the region and held substantive discussions with the key leaders and relevant officials in Kosovo (Europe). In view of the tremendous need in the region the Company established Elektrokom, Kosovo (“Elektrokom”) with a majority local shareholding. Electrolinks will own 14% of Elektrokom to ensure quality of management and service. The Company will provide equipment and services to Elektrokom over a ten-year period to establish Smart Grid and broadband services in Kosovo. Electrolinks and Elecktrokom will collaborate to upgrade and improve the telecommunications infrastructure in the Kosovo region. Through implementation of Smart Grid and BPL technology, the collaboration will provide high speed internet to businesses and residences through out the region. The Company selected Kosovo to be a demonstration model for the neighboring countires in the Balkan region for future business expansion.

8. Other Matters

The Company signed a letter of intent on June 26, 2006 with PowerStream, the fourth largest Electrical Utility in Ontario Canada to determine the feasibility to provide and deploy Smart Grid technology. Electrolinks’ Smart Grid technology allows Electrical Utilities to cost effectively monitor and manage the elements and assets that are embedded within their grids, including transformers, capacitors, switching gear, substations, etc. Deployment of Smart Grids by Electric Utilities can result in material operational expense savings, improved customer service results and increased revenues through the sale of retail broadband services. The Company is currently deploying the pilot project.

The Company entered into a letter of intent on May 15, 2006 to acquire 51% of Warm Front Inc. (“WFI”). WFI is a marketing company focused in the utilities and telecom industries. Management believes this is a strategic acquisition to promote its BPL business.

The Company entered into a letter of intent on April 24, 2006 to acquire 51% of TCN Systems Group Corporation (“TCN”). TCN is an Internet Service Provider (“ISP”) located in Toronto, Canada providing Internet services to both residential and corporate clients. Management believes this is a strategic acquisition to provide the Company’s customers a full breadth of services.

9. Litigation

On July 29, 2005, the Company entered into an exclusive supply agreement with a technology partner (the “Partner”), a privately-held corporation based in Toronto, Ontario. During 2006, the Company negotiated a settlement to refund the $82,620 to the Partner in order to mitigate any potential ongoing litigation. The $82,620 had been recorded as unearned revenue in the balance sheet at December 31, 2005 and after accounting for the foreign currency translation at September 30, 2006 the amount owed of $89,790 has been reclassified as a customer deposit. The Company has obtained financing to pay off the obligation of $89,790.

                                             ELECTROLINKS CORPORATION
                                           (A Development Stage Company)

                                                       INDEX

                                                                                                          Page

                              REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Financial Statements:
                  Balance sheet                                                                            FC-3
                  Statement of operations                                                                  FC-4
                  Statement of changes in stockholders' equity                                             FC-5
                  Cash flows                                                                               FC-6
                  Notes to financial statements                                                            FC-7

MARGOLIS & COMPANY PC.

Certified Public Accountants and Business Consultants

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders ofThe
Electrolinks Corporation

We have audited the accompanying balance sheet of The Electrolinks Corporation (incorporated in Canada) as of December 31, 2005 and 2004, and the related statements of operations, stockholders’ equity (deficiency) and cash flows for the year ended December 31, 2005 and for the period from March 23, 2004 (inception) through December 31, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Electrolinks Corporation as of December 31, 2005 and 2004, and the results of its operations and cash flows for the year ended December 31, 2005 and for the period from March 23, 2004 (inception) through December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1, the Company has incurred net losses and has a working capital deficiency. These conditions raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Margolis and Company PC

Margolis and Company PC

 Certified Public Accountants

 Bala Cynwyd, PA

May 26, 2006

401 E. City Avenue Suite 600                                                    41 University Drive Suite 400
                                    Newtown, PA 18940                                   Bala Cynwyd, PA 19004
Tel: (01) 610-667-6250                                                          Tel: (01) 215-968-5081
                                                 Fax: (01)610-668-8220
Fax: (01) 267-757-8742o
                                      Independent Member B K R International
                                                   www.marg.com

                                   THE ELECTROLINKS CORPORATION
                                                   BALANCE SHEET
-------------------------------------------------------------------------------------------------------------------

                                                                                       DECEMBER 31,
                                                                                        2005 2004
                                               ----------------------------------------------------------------
                                               ----------------------------------------------------------------

                                                          ASSETS
 Current assets:
   Cash                                                                                    $          13,336
   Accounts receivable                                                                                15,435
   Prepaid expenses and deposits                                                                      51,675
                                                                $ 40,133
                                               ----------------------------------------------------------------
                                               ----------------------------------------------------------------
           Total current assets                                                    40,133             80,446
 Due from related party                                                                              145,922
 Equipment, net                                                                   210,935            188,540
 Intangible asset                                                                                  1,941,419
 Deposits                                                                           1,622              2,395
                                               ----------------------------------------------------------------
                                               ----------------------------------------------------------------
                                                                                $ 252 690         $2,358,722
                                               ----------------------------------------------------------------

                                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

Current liabilities:
  Note payable                                                              $      322,166                  -
  Accounts payable                                                                 248,509    $        71,260
   Accrued payroll and expenses Due to                                               8,936             22,260
   related party                                                                    17,398                  -
  License fee payable                                                                    -          1,606,419
  Unearned revenue                                                                  82,620                  -

           Total current liabilities

License fee payable
           Total liabilities

Stockholders' equity (deficiency):
  Common stock, no par value
  Accumulated other comprehensive income (loss)

  Accumulated deficit

           Net stockholders' equity (deficiency)
                                                                            -----------------  -----------------
                                                                            -----------------  -----------------
                                                                                   679,629          1,699,939

                                                                                         -            335,000
                                                                            -----------------  -----------------
                                                                            -----------------  -----------------
                                                                                   679,629          2,034,939
                                                                            -----------------  -----------------
                                                                            -----------------  -----------------
                                                                                 1,525,157            829,878
                                                                                     2,714
                                                                               (1,954,810)              6,667
                                                                                                    (512,762)
                                                                            -----------------  -----------------
                                                                            -----------------  -----------------
                                                                                 (426,939)            323,783
                                                                            -----------------  -----------------
                                                                            -----------------  -----------------
                                                                                   252,690          2.358,722
                                                                            -----------------  -----------------

                    The accompanying notes are an integral part of these financial statements.

                                             THE ELECTROLINKS CORPORATION
                                                 STATEMENT OF OPERATIONS
                                     FOR THE YEAR ENDED DECEMBER 31, 2005 AND
                     FOR THE PERIOD FROM MARCH 23, 2004 (INCEPTION) THROUGH DECEMBER 31, 2004

                                                                            2005                    2004
                                                                  --------------------------------------------------
                                                                  --------------------------------------------------
Sales                                                             $                 10,061$           15,172
Cost of sales                                                                        9,233            12,133
                                                                  --------------------------------------------------
                                                                  --------------------------------------------------
Gross profit                                                                           828             3,039
                                                                  --------------------------------------------------
                                                                  --------------------------------------------------
Operating expenses:
  General and administrative                                                       850,102           507,341
  Depreciation                                                                      87,172            34,460
                                                                  --------------------------------------------------
                                                                  --------------------------------------------------
          Total operating expenses                                                 937,274           541,801
                                                                  --------------------------------------------------
                                                                  --------------------------------------------------

Loss from operations                                                              (936,446)          (538,762)
                                                                  --------------------------------------------------
                                                                  --------------------------------------------------
Other income (charges):
  Interest expense, net                                                           (39,159)
  Loss on termination of licensing agreement                                     (466,443)
  Forgiveness of indebtedness                                                                         26,000
                                                                  --------------------------------------------------
                                                                  --------------------------------------------------
                                                                                  (505,602)           26,000

                                                                  --------------------------------------------------
                                                                  --------------------------------------------------
Net loss                                                                      ($1,442,048)$          (512,762)
                                                                  --------------------------------------------------
                                                                  --------------------------------------------------
                                                                  $                 (.10)           $    (.08)
Net loss per share applicable to common
  stockholders, basic and diluted
                                                                  --------------------------------------------------
                                                                  --------------------------------------------------
Weighted average common shares outstanding -
  Basic and diluted                                                             14,634,777         6,090,867
                                                                  --------------------------------------------------

                    The accompanying notes are an integral part of these financial statements.

                                          THE ELECTROLINKS CORPORATION

                                  STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIENCY)
                                     FOR THE YEAR ENDED DECEMBER 31, 2005 AND
                     FOR THE PERIOD FROM MARCH 23, 2004 (INCEPTION) THROUGH DECEMBER 31, 2004

                                                 SHARES               COMMON               ACCUMULATED        ACCUMULATED DEFICIT          TOTAL
                                                                                              OTHER
                                                                                             COMPRE-                                      STOCK-
                                                                                             HENSIVE                                     HOLDERS'
                                                                                             INCOME                                       EQUITY
                                                  (a)                 STOCK                  (LOSS)                                     DEFICIENCY
                                                                                                                                   ----------------------
                                                                                                                                   ----------------------
Balance, March 23, 2004
Issued common shares                              12,651,206 $            829,878                                                  $           829,878
Foreign exchange translation                                                                       $6,667                                        6,667
Net loss                                                                                                    $            (512,762)           (512,762)
                                            -------------------------------------------------------------------------------------------------------------
                                            -------------------------------------------------------------------------------------------------------------
Balance, December 31, 2004                        12,651,206              829,878                   6,667                 512,762)             323,783
Issued common shares                              15,152,912              695,279                                                              695,279
                                                                                                                                             (
Foreign exchange translation                                                                      (3,953)                                       3,953)
Net loss                                                                                                              (1,442,048)        (1,442,048)
                                            -------------------------------------------------------------------------------------------------------------
                                            -------------------------------------------------------------------------------------------------------------
Balance, December 31, 2004                       27,804,118          $ 1,525,157                 $  2,714             ($1,954,810)        $  (426,939)
                                            -------------------------------------------------------------------------------------------------------------

(a) NO par value, 50,000,000 shares authorized, 27,804,118 shares issued and outstanding

                    The accompanying notes are an integral part of these financial statements.

                                            THE ELECTROLINKS CORPORATION
                                              STATEMENT OF CASH FLOWS
                                     FOR THE YEAR ENDED DECEMBER 31, 2005 AND
                     FOR THE PERIOD FROM MARCH 23, 2004 (INCEPTION) THROUGH DECEMBER 31, 2004

                                            INCREASE (DECREASE) IN CASH
                                                                                  2005                 2004
                                                                       --------------------------------------------
                                                                       --------------------------------------------
Cash flows from operating activities:
    Net loss                                                                  ($1,442,048)          ($512,762)
  Adjustments to reconcile net loss to net cash (used
     in) operating activities:
   Depreciation                                                                     87,172             34,460
   (Increase) decrease in operating assets:
      Accounts receivable                                                           15,435            (15,435)
      Prepaid expense                                                               11,542            (51,675)
      Deposits                                                                         773             (2,395)
   Increase (decrease) in operating liabilities:
      Accounts payable                                                             177,249             71,260
      Accrued payroll and expenses                                                (13,324)             22,260
      Unearned revenue                                                              82,620               -
                                                                       --------------------------------------------
                                                                       --------------------------------------------
         Net cash (used in) operating activities                               (1,080,581)           (454,287)
                                                                       --------------------------------------------
                                                                       --------------------------------------------
Cash flows from investing activities:
 Acquisitions of equipment                                                       (109,567)           (223,000)
 Due from related party                                                            145,922           (145,922)
                                                                       --------------------------------------------
                                                                       --------------------------------------------
         Net cash provided by (used in) investing activities                        36,355           (368,922)
                                                                       --------------------------------------------
                                                                       --------------------------------------------
Cash flows from financing activities:
 Issuance of common shares                                                         695,279            829,878
 Proceeds from note                                                                322,166
 Due to related party                                                               17,398
                                                                       --------------------------------------------
                                                                       --------------------------------------------
         Net cash provided by financing activities                               1,034,843            829,878
                                                                       --------------------------------------------
                                                                       --------------------------------------------
Foreign currency translation                                                       (3,953)              6,667
                                                                       --------------------------------------------
                                                                       --------------------------------------------
Net increase (decrease) in cash                                                   (13,336)             13,336
Cash, at beginning of year                                                          13,336
                                                                       --------------------------------------------
                                                                       --------------------------------------------
Cash, at end of year                                                   $             -               $ 13,336
                                                                       ============================================

                                 SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the year for:
         Interest                                                       $          30,223        $            -

                    The accompanying notes are an integral part of these financial statements.

THE ELECTROLINKS CORPORATION

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2005 AND

FOR THE PERIOD FROM MARCH 23, 2004 (INCEPTION) THROUGH DECEMBER 31, 2004

1. Summary of Operations, Significant Accounting Policies and Recent Accounting Pronouncements

Nature of business — The Electrolinks Corporation (the “Company” or “Electrolinks”) was incorporated March 23, 2004 in the Province of Ontario under the Ontario Business Corporations Act.

Electrolinks was originally established to provide traditional Telecom consulting and IP development services. The management of the Company is transitioning its services to provide 128-bit encrypted High Speed data and voice solutions that will utilize any electrical infrastructure.

The Company utilizes Broadband over Powerline (“BPL”) products from several vendors to provide BPL solutions to electrical utilities and multiple dwelling unit buildings and is in the process of obtaining an agreement with a manufacturer of BPL products to produce the Company’s own brand of products. BPL is a technology that delivers high-speed data over existing electric power delivery networks and is an alternative means of providing high-speed Internet access, voice over Internet Protocol (“VOIP”), and other broadband services, using medium and low-voltage power lines to reach customers’ homes and business.

Going concern — The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company has incurred losses of approximately $1,442,000 and $513,000 for the periods ended December 31, 2005 and 2004, respectively, and has experienced negative cash flows from operations for each of the periods ended December 31, 2005 and 2004. At December 31, 2005, the Company had a working capital deficiency of approximately $640,000. The Company’s future revenues are dependent on facilitating sales and providing support services for BPL products it sells to its customers. These factors among others raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

The financial statements presented herein do not include any adjustments relating to the recoverability of assets and classification of liabilities that might be necessary should Electrolinks be unable to continue as a going concern. In order to address these issues, the Company has entered into an agreement that will provide funding for working capital requirements in the amount of $1,500,000 form a private investment group and intends to raise additional capital through equity financing.

THE ELECTROLINKS CORPORATION

NOTES TO FINANCIAL STATEMENTS — CONTINUED

FOR THE YEAR ENDED DECEMBER 31, 2005 AND

FOR THE PERIOD FROM MARCH 23, 2004 (INCEPTION) THROUGH DECEMBER 31, 2004

1. Summary of Operations, Significant Accounting Policies and Recent Accounting Pronouncements - Continued

Use of estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Financial instruments — The carrying value of the Company’s financial instruments, representing accounts receivable, due from and to related party, accounts payable, accrued expenses and debt approximates their fair value.

Foreign currency translation — The financial statements are denominated in United States currency. As such, the accounts of the Company were translated into United States dollars in accordance with the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 52, Foreign Currency Translation. In accordance with the provisions of SFAS No. 52, transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred. Adjustments resulting from the translation of the financial statements’ assets and liabilities from their functional currencies (Canadian dollars) to United States dollars at the exchange rate as of the balance sheet date is recorded in other accumulated comprehensive income (loss) as a component of stockholders’ equity (deficiency). Statement of operation items are translated at average rates of exchange during each reporting period.

Cash and cash equivalents — Cash and cash equivalents include all cash balances and highly liquid investments with maturity of three months or less from the date of purchase. For these instruments, the carrying amount is considered to be a reasonable estimate of fair value. The Company places substantially all cash and cash equilvalents with various financial institutions in Canada.

Accounts receivable — Accounts receivable are stated in the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable. Changes in the valuation allowance have not been material to the financial statements.

THE ELECTROLINKS CORPORATION

NOTES TO FINANCIAL STATEMENTS — CONTINUED

FOR THE YEAR ENDED DECEMBER 31, 2005 AND

FOR THE PERIOD FROM MARCH 23, 2004 (INCEPTION) THROUGH DECEMBER 31, 2004

1. Summary of Operations, Significant Accounting Policies and Recent Accounting Pronouncements - Continued

Equipment — Equipment purchased in the normal course of business is stated at cost and equipment acquired in business combinations is stated at its fair market value at the acquisition date. All equipment is depreciated using the straight-line method over estimated useful lives.

Expenditures for repairs and maintenance are charged to expense as incurred. The cost and related accumulated depreciation of equipment are removed from the accounts upon retirement or other disposition and any resultant gain or loss is reflected in the Statement of Operations.

Long-lived assets — The Company reviews the recoverability of long-lived intangible assets when circumstances indicate that the carrying amount of assets may not be recoverable. This evaluation is based on various analyses including undiscounted cash flow projections. In the event undiscounted cash flow projections indicate impairment, the Company would record an impairment based on the fair value of the assets at the date of the impairment. The Company accounts for impairments under the SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (see Note 6).

Revenue recognition — Sales represent the invoiced value of products supplied to customers. Sales are recognized upon the passage of title to the customers.

Income taxes — The Company uses SFAS No. 109, “Accounting for Income Taxes”, to account for income taxes. This statement requires an asset and liability approach that recognizes deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company’s financial statements or tax returns. In estimating future tax consequences, all expected future events, other than enactments of changes in the tax law or rates, are generally considered. A valuation allowance is recorded when it is “more likely than not” that recorded deferred tax assets will not be realized (see Note 8).

Research and development — Research and development costs are charged to operations in the year incurred and were approximately $26,000 and $-0- for the years ended December 31, 2005 and 2004, respectively.

Loss per share — Basic loss per share is computed based upon the weighted average number of common shares outstanding. Diluted loss per share is computed based upon the weighted average number of common shares outstanding and any potentially dilutive securities. During 2005 and 2004, there were no potentially dilutive securities including stock options, warrants to purchase common stock and preferred stock.

THE ELECTROLINKS CORPORATION

NOTES TO FINANCIAL STATEMENTS — CONTINUED

FOR THE YEAR ENDED DECEMBER 31, 2005 AND

FOR THE PERIOD FROM MARCH 23, 2004 (INCEPTION) THROUGH DECEMBER 31, 2004 1.

Summary of Operations, Significant Accounting Policies and Recent Accounting Pronouncements - Continued Recent Accounting Pronouncements

In May, 2005, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 154, “Accounting Changes and Error Corrections”, which changes the requirements for the accounting and reporting of a change in accounting principle. SFAS No. 154 applies to all voluntary changes in accounting principle, as well as to changes required by an accounting pronouncement that does not include specific transition provisions. SFAS No. 154 requires that changes in accounting principle be retrospectively applied. SFAS No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company does not believe adoption of this statement will have a material impact on the Company’s financial statements.

In December 2004, the FASB issued SFAS 153, Exchanges of Non Monetary Assets, an amendment to Opinion No. 29, Accounting for Non Monetary Transactions. Statement 153 eliminates certain differences in the guidance in Accounting Principles Board Opinion No. 29 as compared to the guidance contained in standards issued by the International Accounting Standards Board. The amendment to Opinion No. 29 eliminates the fair value exception for non monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non monetary assets that do not have commercial substance. Such an exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS 153 is effective for non monetary asset exchanges occurring in periods beginning after June 15, 2005. Earlier application is permitted. Management does not expect adoption of SFAS 153 to have a material impact on the Company’s financial statements.

In December 2004, the FASB issued SFAS 123 (revised 2004), Share-Based Payment. SFAS 123R addresses the accounting for share-based payments to employees, including grants of employee stock options. Under the new standard, companies will no longer be able to account for share-based compensation transactions using the intrinsic method in accordance with APB Opinion No. 25, “Accounting for Stock Issued to Employees.” Instead, companies will be required to account for such transactions using a fair-value method and recognize the expense in the consolidated statements of operations. SFAS 123R will be effective for periods beginning after June 15, 2005 and allows, but does not require, companies to restate the full fiscal year of 2005 to reflect the impact of expensing share-based payments under SFAS 123R. The Company has not yet determined which fair-value method and transitional provision it will follow. However, the Company expects that the adoption of SFAS 123R will not have a significant impact on its results of operations or its overall financial position.

THE ELECTROLINKS CORPORATION

NOTES TO FINANCIAL STATEMENTS — CONTINUED

FOR THE YEAR ENDED DECEMBER 31, 2005 AND

FOR THE PERIOD FROM MARCH 23, 2004 (INCEPTION) THROUGH DECEMBER 31, 2004

 1 Summary of Operations, Significant Accounting Policies and Recent Accounting Pronouncements - Continued Recent Accounting Pronouncements - continued

In 2003, the FASB issued Financial Interpretation (“FIN”) No. 46 (Revised December, 2003), Consolidation of Variable Interest Entities. FIN No: 46R requires the consolidation of entities that cannot finance their activities without the support of other parties and that lack certain characteristics of a controlling interest, such as the ability to make decisions about the entity’s activities via voting rights or similar rights. The entity that consolidates the variable interest entity is the primary beneficiary of the entity’s activities. FIN No. 46R applies immediately to variable interest entities created after December 15, 2003, and must be applied by the end of the first reporting period ending after December 15, 2004 for enterprises that are small business issuers or nonpublic entities. The Company believes that currently, it does not have any material arrangements that meet the definition of a variable interest entity which would require consolidation.

2. Business Combination

On May 12, 2004, the Company acquired all of the assets, excluding cash-on-hand, of a related company, Q2media Inc. (“Q2media”). Based on the provisions of a Purchase of Assets Agreement between the two companies, the allocation of the purchase price was as follows for the undernoted consideration:

         Assets Acquired:
                Work in progress                                                 $ 10,832
                Computer hardware                                                  15,168
                Computer software                                                 224,300
                                                                 -------------------------
                                                                 -------------------------
                                                                                 $250,300
                                                                 -------------------------
                                                                 -------------------------
                Consideration Given:
               Promissory note, non-interest
                 bearing and due on demand                                       $ 26,000
                Retractable preferred shares                                      224,300
                                                                 -------------------------
                                                                 -------------------------
                                                                                 $250 300
                                                                 =========================
Since the Company and Q2media were under common control by essentially the same group of shareholders, this purchase has been treated as a related party transaction.

Subsequent to the business combination and in accordance with the Purchase of Assets Agreement, the retractable preferred shares were converted to a promissory note in the amount of $270,000. The note was unsecured, non-interest bearing and due on demand. During 2005, Q2media’s management agreed to settle the note for consideration of $1, effective December 31, 2004.

THE ELECTROLINKS CORPORATION

NOTES TO FINANCIAL STATEMENTS — CONTINUED

FOR THE YEAR ENDED DECEMBER 31, 2005 AND

FOR THE PERIOD FROM MARCH 23, 2004 (INCEPTION) THROUGH DECEMBER 31, 2004

2. Business Combination — Continued

Management has determined that, due to the fact that the agreed-upon value of the software was not verifiable by independent means, and due to the related consideration for the software being substantially forgiven, it was appropriate to record both the software and the related note payable at a zero value. Accordingly, the financial statements as of December 31, 2004 reflect the value of the software and related debt to be zero.

The carrying value of the work-in-progress and computer hardware acquired from Q2media had an agreed upon exchange value of $10,832 and $15,168, respectively, for which a non-interest bearing promissory note in the amount of $26,000 was executed.

During 2005, Q2media’s management agreed to forgive the loan in the amount of $26,000, effective December 31, 2004. As a result, management of the Company recorded forgiveness of indebtedness as of December 31, 2004.

3. Advances to Related Party

During 2004, advances were made to MBS Group, a corporation that is owned and controlled by a shareholder of the Company. The amount due from the related party was $145,922 as of December 31, 2004. During 2005, MBS Group advanced money to the Company reducing its obligation to the Company in the amount of $145,922 and provided additional funding to the Company for operations in the amount of $17,398 as of December 31, 2005.

    4.        Equipment

                                                                                      DECEMBER 31,
                                                                                           2005 2004

        Equipment
         Furniture and fixtures
         Computer software
         Computer equipment

        Less accumulated depreciation
                                                              ----------------------------------------------
                                                              ----------------------------------------------

                                                                                    $237,593
                                                                                      28,452       $147,618
                                                                                       8,392         28,452
                                                                                                      8,392
                                                                                    58,130           38,538
                                                                                            ----------------
                                                                                            ----------------
                                                                                     332,567        223,000
                                                                                     121,632         34,460
                                                                                            ----------------
                                                                                            ----------------
                                                                                  $210,935         $188,540
                                                              ----------------------------------------------

THE ELECTROLINKS CORPORATION

NOTES TO FINANCIAL STATEMENTS — CONTINUED

FOR THE YEAR ENDED DECEMBER 31, 2005 AND

FOR THE PERIOD FROM MARCH 23, 2004 (INCEPTION) THROUGH DECEMBER 31, 2004

5. Intangible Asset

In December 2004, the Company entered into a licensing and distribution agreement with Ascom Powerline Communications AG (“Ascom”) to act as a partner in the manufacturing and sale of power line communication access solutions worldwide. The license granted the Company the following:

(1)

A worldwide, non-exclusive, non sub-licensable and non-assignable license to (i) manufacture, install, maintain and use the products, and (ii) distribute, sell, offer for sale, lease and rent the products under its own label;

(2)

An exclusive non sub-licensable and non-assignable license to, in Canada, (i) manufacture, install, maintain and use the products, and (ii) distribute, sell, offer for sale, lease and rent the products under its own label provided that the license shall expire after 18 months of the term of the agreement, except that Ascom may sell directly to a select customer which it had already been providing services to.

The license provided for the Company to develop hardware improvements to the products as well as co-brand the products with the Company and Ascom’s name. Any intellectual property relating to the products remain the property of Ascom.

The cost of the license agreement in U.S. dollars was approximately $1,941,000 payable over 16 months with an initial payment of $402,000 due within 10 days upon signing of the agreement.

        The agreement provided for additional payments in installments at four month intervals as follows:

                             AMOUNT                                               DUE DATE
                       --------------------------------------------------------------------
                       --------------------------------------------------------------------
                           $402,000                                               4/22/05
                            468,000                                               8/22/05
                            335,000                                              12/22/05
                            335,000                                               4/22/06
In addition, the Company was to pay a royalty to Ascom only for those products sold that were manufactured by Ascom. It was management’s intent for the Company to manufacture the products, in which case no royalties would have been paid to Ascom. Subsequent to December 31, 2005 and 2004, no products were purchased from Ascom and no royalties were paid.

The terms of the agreement came into effect upon signing December 22, 2004 and remain valid until December 31, 2009. The agreement shall be automatically renewed for a period of one year at a time unless terminated by either party. As there is no certainty that the agreement will be renewed by Ascom, the useful life of the license was determined by management to be equal to the initial term of the agreement. The license was to be amortized over a straight line period of five years commencing 2005. In addition, the Company was to review the recoverability of the intangible asset annually to determine if any impairment had occurred, requiring an acceleration of the amortization period.

THE ELECTROLINKS CORPORATION

NOTES TO FINANCIAL STATEMENTS — CONTINUED

FOR THE YEAR ENDED DECEMBER 31, 2005 AND

FOR THE PERIOD FROM MARCH 23, 2004 (INCEPTION) THROUGH DECEMBER 31, 2004

5. Intangible Asset — Continued

However, during 2005 the Company was not able to raise sufficient capital to be able to meet its obligation to Ascom. The Company paid approximately $466,000 of its obligation during 2005. As a result, during September of 2005, Ascom terminated the license agreement with the Company.

The intangible asset of approximately $1,941,000 was deemed impaired and therefore written off against the cancellation of its indebtedness to Ascom of approximately $1,475,000 resulting in a loss of approximately $466,000 due to the termination of the license agreement.

6. Note Payable

The Company entered into a loan obligation in the approximate amount of $322,000 on January 11, 2005. The loan bears interest of 12% per annum with monthly payments of interest only in the approximate amount of $3,200. The loan was due in full on January 11, 2006. The loan is collateralized by land which is owned by a nonrelated party. The Company did not repay the principal amount due in January 2006, but continues to make ongoing monthly installments of interest payments while in the process of refinancing the loan.

The loan is collateralized by mortgages on land which is owned by 1493367 Ontario Ltd., a non-related party. The Company, to further secure the obligation, provided to 1493367 Ontario Ltd. a first security interest in its assets through a General Security Agreement, notice of which was registered pursuant to the Personal Property Security Act of Ontario (the “PPSA”). In April 2005, 1493367 Ontario Ltd., pursuant to an enforcement procedure of the PPSA, retained all of the assets which the Corporation had at that time in satisfaction of the obligations of the Corporation secured by the General Security Agreement. Management and the Company’s attorney believe that as of December 31, 2005, the assets of the Company are unencumbered.

7 Income Taxes

The Company accounts for income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes”. SFAS No. 109 prescribes the use of the liability method whereby deferred tax asset and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates. The effects of future changes in tax laws or rates are not anticipated.

Under SFAS No. 109, income taxes are recognized for the following: a) amount of tax payable for the current year, and b) deferred tax liabilities and assets for future tax consequences of events that have been recognized differently in the financial statements than for tax purposes.

THE ELECTROLINKS CORPORATION

NOTES TO FINANCIAL STATEMENTS — CONTINUED

FOR THE YEAR ENDED DECEMBER 31, 2005 AND

FOR THE PERIOD FROM MARCH 23, 2004 (INCEPTION) THROUGH DECEMBER 31, 2004

7. Income Taxes — Continued

As of December 31, 2005 and 2004, there were no significant differences between financial reporting and tax bases of assets and liabilities. The Company has tax losses in the amount of approximately $1.9 million available to be applied against future years income as a result of the losses incurred which will begin to expire in 2014. However, due to the losses incurred in the period and expected future operating results, management determined that it is more likely than not that the deferred tax asset resulting from the tax losses available for carryforward will not be realized through the reduction of future income tax payments. Accordingly, a 100% valuation allowance has been recorded for deferred income tax assets as of December 31, 2005 and 2004.

8. Commitments

In April 2004, the Company entered into a lease for a period of 20 months commencing on May 1, 2004 which terminated on December 30, 2005. The lease continued in 2006 on a month-to-month basis through February 28, 2006. The rental expense was approximately $32,000 and $30,000 for the years ended December 31, 2005 and 2004, respectively.

The Company entered into a new lease for its facilities on March 1, 2006 which terminates on February 28, 2011. The monthly rental is approximately $2,700.

The approximate annual rental payments under this non-cancelable operating lease for the following five years is as follows:

               2006                                                          $27,000
               2007                                                           32,400
               2008                                                           32,400
               2009                                                           32,400
               2010                                                           32,400

9. Subsequent Events

The Company has entered into negotiations to merge with a publicly listed corporation in Minnesota whereby Electrolinks will survive as a wholly owned subsidiary of the Minnesota corporation.

The Company entered into a letter of intent on April 24, 2006 to acquire 51% of TCN Systems Group Corporation (“TCN”). TCN is an Internet Service Provider (“ISP”) located in Toronto, Canada providing Internet services to both residential and corporate clients. Management believes this is a strategic acquisition to provide the Company’s customers a full breadth of services. The purchase price will be as follows: 2,050,000 common shares of the Company and a note payable to the seller in the approximate amount of $176,000 payable over five years at 10% interest per annum. The Company has the right to purchase the remaining 49% of TCN’s shares at any time for an additional amount of approximately $176,000. In addition, if the Company’s payments lapse for a period of 90 days, then the 49% shareholders have the right to cancel the agreement and retain their original shares of 51% but must pay back the amounts paid to them by Electrolinks.

THE ELECTROLINKS CORPORATION

NOTES TO FINANCIAL STATEMENTS — CONTINUED

FOR THE YEAR ENDED DECEMBER 31, 2005 AND

FOR THE PERIOD FROM MARCH 23, 2004 (INCEPTION) THROUGH DECEMBER 31, 2004

9. Subsequent Events — Continued

The Company has entered into a letter of intent on May 15, 2006 to acquire 51% of Warm Front Inc. (“WFI”). WFI is a marketing company focused in the utilities and telecom industries. Management believes this is a strategic acquisition to promote its BPL business. The purchase price will be as follows: 2,000,000 common shares of the Company and a note payable to the seller in the approximate amount of $293,000 payable over three years at 10% interest per annum. The Company has the right to purchase the remaining 49% of WFI’s shares at any time for an additional approximate amount of $293,000.

If the WFI shareholders redeem the Company’s shares with a cumulative value of approximately $900,000 or greater, then the promissory note will be considered paid in full. In addition, if the Company’s payments lapse for a period of 90 days, then the 49% shareholders have the right to cancel the agreement and retain their original shares of 51% but must return the Company’s shares up to a total of 1,500,000 shares.

The Company has signed a one year agreement in May 2006 with Corinex Communications Corp. for which it will receive all leads for Canada’s Multiple Dwelling Units and BPL Access solutions and will be the centre of competency for Corinex in Canada.

10. Litigation

On July 29, 2005, the Company entered into an exclusive supply agreement with a technology partner (the “Partner”), a privately-held corporation based in Toronto, Ontario. This agreement provides the Partner with the exclusive right to sell broadband power line communication access products (“Products”) in Canada and non-exclusive rights worldwide. In accordance with the agreement, Electrolinks agrees not to sell or supply Products to any other person or legal entity in Canada with the exception of any hydro organizations. In consideration for these rights, the Partner is paying Electrolinks an annual license fee of $82,620 for five years commencing on August 1, 2005. As a result of the termination of the Ascom license (see Note 5), the Company is not able to provide the Partner its opportunity under the agreement. The $82,620 has been recorded as unearned revenue in the balance sheet. As a result of the aforementioned, the Partner brought a lawsuit against the Company for breach of the agreement claiming damages of approximately $1,287,000 together with interest and costs. The Company is currently negotiating a settlement to refund the $82,620 to the Partner in order to mitigate any potential ongoing litigation.

ELECTROLINKS CORPORATION AND HIGH END VENTURES, INC.

Unaudited Pro Forma Financial Statements as of and for the periods ended September 30, 2006

INDEX

                                                                                                    Page

Unaudited Pro Forma, Consolidating Balance Sheet..........................................................          FD-2

Unaudited Pro Forma, Consolidating Income Statement of Operations.........................................FD-3

-------------------------------------------------------------------------------------------------------------------

THE ELECTROLINKS CORPORATION AND HIGH END VENTURES, INC.

Unaudited Pro Forma Consolidating Balance Sheet as of September 30, 2006
-------------------------------------------------------------------------------------------------------------------

                                                         The Electrolinks       High End            Pro Forma
                                                           Corporation       Ventures, Inc.       Consolidated
====== ==== =========================================== =================== ================== ====================

                        ASSETS
Current Assets:
       Cash                                                        $65,334            $13,976              $79,310
       Accounts Receivable                                           7,183                  -                7,183
       Prepaid expenses and deposits                                28,555                  -               28,555
                                                        ------------------- ------------------ --------------------

            Total current assets                                   101,072             13,976              115,048

Equipment, net                                                     181,208                                 181,208

Deposits                                                            14,861                                  14,861
                                                        ------------------- ------------------ --------------------

                                                                  $297,141            $13,976             $311,117
                                                        =================== ================== ====================
      LIABILITIES AND STOCKHOLDERS' DEFICIEINCY
Current Liabilities:
       Note payable                                               $353,548                  -             $353,548
       Accounts payable                                            251,871                  -              251,871
       Due to related party                                         94,199                  -               94,199
       Customer Deposit                                             89,790                                  89,790
                                                        ------------------- ------------------ --------------------

            Total Current Liabilities                              789,408                  -              789,408
                                                        -------------------                    --------------------
                                                                            ------------------

STOCKHOLDERS' EQUITY (DEFICIENCY)
       Common stock, no par value                                2,212,467             15,850            2,228,317
       Additional Paid in Capital                                                      47,650               47,650
       Accumulated other comprehensive (loss)                     (42,672)                  -             (42,672)
       Accumulated deficit                                     (2,662,062)           (49,524)          (2,711,586)
                                                        ------------------- ------------------ --------------------

Total Stockholders' Equity (Deficiency)                          (492,267)             13,976            (478,291)
                                                        ------------------- ------------------ --------------------

                                                                  $297,141            $13,976             $311,117
                                                        =================== ================== ====================

             The accompanying notes are an integral part of these consolidating financial statements.

---------------------------------------------------------------------------------------------------------------------
THE ELECTROLINKS CORPORATION AND HIGH END VENTURES, INC.

Unaudited Pro Forma Statement of Operations for the periods ended September 30, 2006
---------------------------------------------------------------------------------------------------------------------

                                                                  The
                                                              Electrolinks       High End            Pro Forma
                                                              Corporation     Ventures, Inc.       Consolidated
                                                                                  For the
                                                             9 Months Ended     Year Ended
                                                             September 30,     September 30,
                                                                  2006             2006
======== == =============================================== ================= ================ ======================

Sales                                                                $14,044                                 $14,044

Cost of Sales                                                       (16,650)                                (16,650)
                                                            ----------------- ---------------- ----------------------

Gross Loss                                                           (2,606)                                 (2,606)
                                                            ----------------- ---------------- ----------------------

Operating Expenses
       Exploration costs                                                               17,000                 17,000
       General and Administrative                                    624,275           27,024                651,299
       Depreciation                                                   48,453                -                 48,453
                                                            ----------------- ---------------- ----------------------

            Total operating expenses                                 673,728           44,024                716,752
                                                            ----------------- ---------------- ----------------------

Loss from operations before interest Expense                       (675,334)           44,024              (719,358)

Interest Expense                                                    (31,918)                                (31,918)
                                                            ----------------- ---------------- ----------------------

Net loss                                                           (707,252)         (44,024)              (751,276)

Accumulated deficit, beginning of period                         (1,954,810)          (5,500)            (1,960,310)
                                                            ----------------- ---------------- ----------------------

Accumulated deficit, end of period                             $ (2,662,062)        $(49,524)           $(2,711,586)
                                                            ================= ================ ======================

        The accompanying notes are an integral part of these pro forma consolidating financial statements.

High End Ventures, Inc. and Subsidiaries

Notes to Pro Forma Consolidated Financial Statements

September 30, 2006

NOTE–1 — Summary of Transaction

On October 23, 2006, High End Ventures, Inc. (“High End”) executed the Securities Exchange Agreement and Plan of Exchange (“Agreement”) with Electrolinks Corporation (“Electrolinks”). Pursuant to the Agreement, High End will issue 20,500,000 shares of common stock for all outstanding shares of Electrolinks. The acquisition was valued at $2.15 per share, ($44,750,000). The shares of High End will be distributed to the stockholders of Electrolinks on a pro rata basis in exchange for all the outstanding shares of Electrolinks. This transaction will make Electrolinks a wholly owned subsidiary of High End, and is accounted for on the reverse acquisition/recapitalization method of accounting using generally accepted accounting principles.

NOTE–2 — Management Assumptions

The unaudited pro forma consolidating balance sheet as of September 30, 2006 is based on High End Ventures, Inc.‘s audited balance sheet as of September 30, 2006 and The Electrolinks Corporation reviewed balance sheet as of September 30, 2006 and gives effect to the transaction described as if each had occurred on September 30, 2006.

The unaudited pro forma consolidating statement of operations for the periods ended as of September 30, 2006 have been derived from High End Ventures, Inc.‘s audited statement of operations for the year ended September 30, 2006 and The Electrolinks Corporation reviewed statement of operations for the nine month period ended September 30, 2006. The unaudited pro forma consolidating statement of operations does not include The Electrolinks Corporation three months of activity from October 31, 2005 through December 31, 2005 in the unaudited pro forma consolidating statement of operations due to having a different fiscal year end then High End Ventures. Inc., and management’s belief that the additional financial information is de-minimus.

The pro forma information presented herein does not purport to be indicative of the financial position or results of operations that would have actually occurred had the transactions occurred on the dates indicated or that may occur in the future.